UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21338

AGIC Convertible & Income Fund II

(Exact name of registrant as specified in charter)

1633 Broadway, New York,	NY 10019
(Address of principal executive offices)	(Zip code)

Lawrence G. Altadonna – 1633 Broadway, New York, NY 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: February 29, 2012

Date of reporting period: February 29, 2012

Item 1. Report to Shareholders

Annual Report

February 29, 2012

AGIC Convertible & Income Fund

AGIC Convertible & Income Fund II

2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	1

Hans W. Kertess

Chairman

Brian S. Shlissel

President & CEO

Dear Shareholder:

The U.S. economy gained strength throughout the twelve-month fiscal period ended February 29, 2012. The labor market improved, sparking a rise in consumer sentiment and spending. Many U.S. corporations invested in new plant and equipment and/or increased dividends to shareholders. These welcome and confident developments occurred despite a series of geopolitical problems around the world, including ongoing volatility in the Mideast, an earthquake, tsunami and nuclear disaster in Japan and Europe’s worsening sovereign debt crisis. The United States was hardly immune to troubles of its own as housing prices continued to sink on a macro basis and the U.S. government’s long-term debt rating was downgraded. This blend of good and not-so-good news at times sparked extraordinary market volatility, though the overall market trend was demonstrably higher, with U.S. stock indexes reaching levels not seen in nearly four years.

Twelve Months in Review through February 29, 2012

For the twelve-month fiscal period ended February 29, 2012:

•	AGIC Convertible & Income Fund rose 1.09% on net asset value (“NAV”) and declined -0.15% on market price.

•	AGIC Convertible & Income Fund II rose 0.74% on NAV and declined -2.27% on market price.

In comparison, the Standard & Poor’s 500 Index, an unmanaged index generally representative of the U.S. stock market, rose 5.12% and the Barclays Capital U.S. Credit Index, an unmanaged index considered representative of publicly issued, Securities & Exchange Commission (“SEC”) registered U.S. corporate and specific foreign debentures and secured notes, advanced 10.41% during the reporting period.

Yet even as stocks and bonds performed well, convertibles, which share characteristics of both stocks and bonds, were caught by a market correction. The BofA Merrill Lynch All Convertibles Index, an unmanaged index generally representative of the convertible securities market, declined -1.10% for the fiscal year ended February 29, 2012. Convertibles were in essence whipsawed over the course of the reporting period. During the run-up in stocks prior to the reporting period, convertibles were highly correlated with stocks, as equities declined during the sharp correction in the third quarter of 2011, convertibles fell as well. However, as convertibles subsequently became more bond-like and defensive, they did not experience much of the ensuing rebound in stocks.

The fiscal twelve-month period unfolded with U.S. gross domestic product (“GDP”), the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic

2	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12

performance, growing at a 0.4% annual rate between January and March 2011. Growth rates improved steadily from that point, with GDP expanding at annualized rates of 1.3% between April and June 2011, 1.8% between July and September 2011 and 3.0% between October and December 2011. The final two months of the fiscal reporting period signified strength as well, with the latest “Beige Book” report from the Federal Reserve (the “Fed”) indicating economic expansion in all but one of twelve banking districts across the country. The central bank described auto manufacturing as “vibrant,” and mentioned consumer spending was growing more “robust.” The U.S. unemployment rate decreased during the fiscal year from 9.0% to 8.3%, with the entire decline occurring in the final six months of the reporting period. U.S. Labor Department data indicated that 3.9 million nonfarm payroll jobs were added to the economy during the past 24 months.

Despite the brightening economic picture, the Fed maintained a cautious stance, indicating it would keep short-term interest rates in the 0.0% to 0.25% range through late 2014. Fed chairman, Ben Bernanke, conveyed to Congress that additional stimulus measures “as appropriate to promote a stronger economic recovery in the context of price stability” have not been ruled out.

Positioned to Face Today’s Challenges

The U.S. economy certainly strengthened during the twelve-month fiscal reporting period. However, the housing market remains weak, energy prices have been on the rise, and unemployment, according to Fed projections, will stay stubbornly high for the near future. These concerns, combined with a slowdown in China, a European Union that is edging closer to, if it is not already in, a recession, and the possibility of military conflict with Iran, are likely to impact future growth.

For specific information on the Funds and their performance, please refer to the following pages. If you have any questions regarding the information provided, we encourage you to contact your financial advisor or call the Funds’ shareholder servicing agent at (800) 254-5197. In addition, a wide range of information and resources is available on our website, www.allianzinvestors.com/closedendfunds.

Together with Allianz Global Investors Fund Management LLC, the Funds’ investment manager, and Allianz Global Investors Capital LLC, the Funds’ sub-adviser, we thank you for investing with us.

We remain dedicated to serving your investment needs.

Sincerely,

Hans W. Kertess Chairman	Brian S. Shlissel President & CEO

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/ edelivery.

2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	3

AGIC Convertible & Income Funds Fund Insights

February 29, 2012 (unaudited)

Performance Overview

For the fiscal period ended February 29, 2012, AGIC Convertible & Income Fund and AGIC Convertible & Income Fund II returned 1.09% and 0.74% on net asset value (“NAV”) and -0.15% and -2.27% on market price, respectively.

Market Environment

Although market sentiment varied significantly throughout the reporting period, the combined net result for the convertible and high yield bond markets was positive. Significant macro events early in the period, including the disaster in Japan, increasing oil prices due to political unrest in the Middle East / North Africa and European sovereign debt woes, were notable headlines, but ultimately had little substantial impact on the markets as a whole.

Mid-period performance was the worst since the 2008 financial crisis. Political headlines and related macroeconomic uncertainty influenced markets. The sell-off in convertibles and high yield bonds was driven by fears of a double dip recession in the U.S., S&P’s U.S. credit rating downgrade and the potential for a Greek default. Every macro factor seemed to be inexorably important, and broadly discouraged any buying. Convertibles and high yield bonds were readily for sale regardless of solid second quarter earnings. Additionally, a decline in bond floor valuations had a negative impact on the convertibles market, while the lack of liquidity from the major banks and brokers exacerbated the decline.

Performance over the remaining months of the reporting period reversed and rebounded nicely into the end of February as corporate profits rose, U.S. recession fears waned, monetary policy remained favorable and concerns around Europe’s sovereign debt crisis eased. Corporate bond spreads tightened as prices rose to more accurately reflect the lack of balance sheet risk for the average issuer in the market. Besides a positive equity market, an increase in bond floor valuations had a positive impact on the convertibles market.

Based on these observations, it was not surprising that sector level performance was mixed for the period. Within the convertible universe, economically sensitive sectors, such as transportation, energy and materials, underperformed for the reporting period, while counter-cyclical sectors including utilities, health care and telecommunications issuers outperformed.

4	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12

Within the high yield universe nearly all industries posted gains. Top performers included food & drug retail, cable/satellite TV and restaurants. In contrast, the publishing/printing and paper industries were the only industries to record a negative return. Airline and transportation (exclusive of air/rail) issuers were higher over the period, but trailed the overall market.

Portfolio specifics

The Funds’ convertible positions in utilities, consumer staples and technology were the strongest contributors to performance during the reporting period. Defensive sectors benefited the most when the market abruptly rotated into counter-cyclical stocks during the first half of the reporting period as economic slowdown concerns weighed on investor sentiment. Additionally, select technology companies were higher on M&A activity as well as data suggesting continued strong end demand.

On the other hand, the most economically sensitive holdings, including energy, materials and transportation, were the weakest performers. Energy issuers were lower as weak macro data drove down energy prices earlier in the reporting period and reduced investors’ confidence in future earnings. Materials companies came under pressure on fears that the weaker global economic outlook in conjunction with higher input costs would impact future earnings. Transportation underperformance was isolated to the first half of the reporting period when economic slowdown concerns were the most persistent.

The Funds’ high yield positions in automotive & auto parts, food & drug retail and restaurants rose by the greatest magnitude during the reporting period. Auto-related issuers benefited as demand for automobiles trended above expectations and production increased. Improving sales helped lift the aforementioned retail and restaurant industries.

On the downside, the paper, utilities and chemical industries were among the Funds’ weakest performers. Macro factors played a much greater role in the negative performance of said industries than company-specific information.

2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	5

AGIC Convertible & Income Funds Fund Insights

February 29, 2012 (unaudited) (continued)

Outlook

The outlook for the U.S. high yield and convertible markets is unchanged and constructive.

Leverage ratios and interest coverage ratios are near or better than levels seen in the past twenty years, while cash levels remain high. Default rates are low and will likely stay low for an extended period. The past earnings season has provided greater visibility and confirmation that companies can meet or beat expectations and provide reasonable future earnings visibility.

High yield spreads ended February 2012 at approximately 600 basis points over comparable Treasuries. The historical average spread remains inside of this level, specifically at this point in the credit cycle. The high yield market has priced in a default rate forecast that is far higher than the current 1-2%. The yield generated by high yield issues relative to the risk associated with the asset class is clearly attractive. Given these dynamics, convertible bond floors should hold, diminishing their downside participation rate.

While credit spread volatility should continue to impact convertible performance, we believe equity market volatility will also be a driver of future convertible returns. In 2012, companies are expected to use the high cash levels on their balance sheets and future free cash flow to boost shareholder value. Share buybacks, increased dividends and merger and acquisition activity are possible uses of excess cash. These factors can benefit equity and convertible investors.

Our disciplined approach of focusing on companies that are exceeding expectations and improving their credit statistics should be rewarded as those companies differentiate themselves from their peer group. In this environment, we believe companies that have reasonable earnings visibility should command premium valuations relative to other companies.

6	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12

AGIC Convertible & Income Fund Performance & Statistics

February 29, 2012 (unaudited)

Total Return(1):	Market Price		NAV
1 Year	–	0.15%	1.09%
5 Year		3.35%	2.81%
Commencement of Operations (3/31/03) to 2/29/12		8.38%	7.69%

Market Price/NAV Performance:

Commencement of Operations (3/31/03) to 2/29/12

Market Price/NAV:

Market Price	$9.70
NAV	$8.65
Premium to NAV	12.14%
Market Price Yield(2)	11.13%
Leverage Ratio(3)	35.33%

Moody’s Ratings

(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund‘s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at February 29, 2012.

(3) Represents Preferred Shares outstanding as a percentage of total managed assets. Total managed assets refer to the total assets of the Fund (including assets attributable to Preferred Shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	7

AGIC Convertible & Income Fund II Performance & Statistics

February 29, 2012 (unaudited)

Total Return(1):	Market Price		NAV
1 Year	–	2.27%	0.74%
5 Year		2.82%	1.28%
Commencement of Operations (7/31/03) to 2/29/12		6.68%	5.91%

Market Price/NAV Performance:

Commencement of Operations (7/31/03) to 2/29/12

Market Price/NAV:

Market Price	$8.84
NAV	$7.86
Premium to NAV	12.47%
Market Price Yield(2)	11.54%
Leverage Ratio(3)	35.72%

Moody’s Ratings

(as a % of total investments)

(1) Past performance is no guarantee of future results. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. The calculation assumes that all income dividends, capital gain and return of capital distributions, if any, have been reinvested. Total return does not reflect broker commissions or sales charges in connection with the purchase or sale of Fund shares. Total return for a period of more than one year represents the average annual total return.

Performance at market price will differ from results at NAV. Although market price returns typically reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about the Fund, market conditions, supply and demand for the Fund‘s shares, or changes in the Fund’s dividends.

An investment in the Fund involves risk, including the loss of principal. Total return, market price, market price yield and NAV will fluctuate with changes in market conditions. This data is provided for information purposes only and is not intended for trading purposes. Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are traded in the open market through a stock exchange. NAV is equal to total assets attributable to common shareholders less total liabilities divided by the number of common shares outstanding. Holdings are subject to change daily.

(2) Market Price Yield is determined by dividing the annualized current monthly dividend per common share (comprised of net investment income) by the market price per common share at February 29, 2012.

(3) Represents Preferred Shares outstanding as a percentage of total managed assets. Total managed assets refer to the total assets of the Fund (including assets attributable to Preferred Shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

8	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12

AGIC Convertible & Income Fund Schedule of Investments

February 29, 2012

Principal Amount (000s)			Value
CORPORATE BONDS & NOTES – 44.9%
Advertising – 0.8%
	$8,230	Affinion Group, Inc., 11.50%, 10/15/15	$7,756,775

Aerospace & Defense – 0.2%
	1,730	BE Aerospace, Inc., 8.50%, 7/1/18	1,931,113

Airlines – 0.7%
	6,250	United Airlines, Inc., 12.00%, 11/1/13 (a)(b)	6,656,250

Auto Manufacturers – 0.7%
	7,410	Chrysler Group LLC, 8.25%, 6/15/21	7,521,150

Commercial Services – 2.8%
	10,945	Cenveo Corp., 10.50%, 8/15/16 (a)(b)	10,780,825
	5,705	DynCorp International, Inc., 10.375%, 7/1/17	5,077,450
	11,000	National Money Mart Co., 10.375%, 12/15/16	12,251,250

			28,109,525

Construction & Engineering – 1.0%
	9,695	MasTec, Inc., 7.625%, 2/1/17	10,107,037

Consumer Finance – 0.4%
	5,775	Springleaf Finance Corp., 6.90%, 12/15/17	4,504,500

Diversified Consumer Services – 0.5%
	5,105	Cambium Learning Group, Inc., 9.75%, 2/15/17	5,053,950

Diversified Financial Services – 1.4%
	10,085	Community Choice Financial, Inc., 10.75%, 5/1/19 (a)(b)	9,832,875
	3,995	International Lease Finance Corp., 6.375%, 3/25/13	4,104,862

			13,937,737

Diversified Telecommunications – 1.0%
	10,275	Cincinnati Bell, Inc., 8.75%, 3/15/18	9,838,312

Electric – 1.1%
	8,705	Edison Mission Energy, 7.00%, 5/15/17	5,875,875
		Texas Competitive Electric Holdings Co. LLC,
	750	11.50%, 10/1/20 (a)(b)	510,000
	10,800	15.00%, 4/1/21	4,590,000

			10,975,875

Electronic Equipment, Instruments & Components – 0.9%
	8,785	Kemet Corp., 10.50%, 5/1/18	9,619,575

Electronics – 0.2%
	1,700	NXP BV / NXP Funding LLC, 9.75%, 8/1/18 (a)(b)	1,931,625

Energy Equipment & Services – 1.0%
	9,795	Pioneer Drilling Co., 9.875%, 3/15/18	10,529,625

Health Care Providers & Services – 1.6%
	8,875	ExamWorks Group, Inc., 9.00%, 7/15/19 (a)(b)	8,697,500
	9,910	Rotech Healthcare, Inc., 10.50%, 3/15/18	7,605,925

			16,303,425

Healthcare-Services – 0.1%
	1,570	Alliance HealthCare Services, Inc., 8.00%, 12/1/16	1,134,325

2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	9

AGIC Convertible & Income Fund Schedule of Investments

February 29, 2012 (continued)

Principal Amount (000s)			Value
Home Builders – 0.9%
		K Hovnanian Enterprises, Inc.,
	$7,360	2.00%, 11/1/21 (a)(b)	$4,011,200
	5,575	10.625%, 10/15/16	5,219,594

			9,230,794

Hotels, Restaurants & Leisure – 1.7%
	6,270	DineEquity, Inc., 9.50%, 10/30/18	6,944,025
	8,405	MGM Resorts International, 11.375%, 3/1/18	9,959,925

			16,903,950

Household Durables – 0.9%
	5,045	Beazer Homes USA, Inc., 9.125%, 5/15/19	4,326,088
	3,950	Jarden Corp., 7.50%, 5/1/17	4,374,625

			8,700,713

Household Products/Wares – 0.8%
	7,610	Reynolds Group Issuer, Inc., 9.875%, 8/15/19 (a)(b)	7,876,350

Internet Software & Services – 0.9%
	9,060	Earthlink, Inc., 8.875%, 5/15/19	8,629,650

IT Services – 0.9%
	2,615	Stream Global Services, Inc., 11.25%, 10/1/14	2,709,794
		Unisys Corp., (a)(b)
	3,085	12.75%, 10/15/14	3,478,337
	2,174	14.25%, 9/15/15	2,510,970

			8,699,101

Leisure Time – 1.5%
		NCL Corp. Ltd.,
	1,000	9.50%, 11/15/18	1,087,500
	9,900	11.75%, 11/15/16	11,533,500
	8,855	Travelport LLC, 11.875%, 9/1/16	2,855,737

			15,476,737

Lodging – 1.1%
	12,385	Caesars Entertainment Operating Co., Inc., 12.75%, 4/15/18	10,713,025

Media – 1.3%
	6,155	McClatchy Co., 11.50%, 2/15/17	6,632,012
	6,750	Media General, Inc., 11.75%, 2/15/17	6,733,125

			13,365,137

Metals & Mining – 0.5%
	5,465	Thompson Creek Metals Co., Inc., 7.375%, 6/1/18	5,260,063

Miscellaneous Manufacturing – 0.8%
	10,150	Harland Clarke Holdings Corp., 9.50%, 5/15/15	8,043,875

Oil & Gas – 2.4%
	9,050	Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	10,068,125
	6,915	Milagro Oil & Gas, 10.50%, 5/15/16	5,359,125
	9,280	United Refining Co., 10.50%, 2/28/18	9,094,400

			24,521,650

10	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12

AGIC Convertible & Income Fund Schedule of Investments

February 29, 2012 (continued)

Principal Amount (000s)			Value
Oil, Gas & Consumable Fuels – 1.7%
	$8,750	SandRidge Energy, Inc., 9.875%, 5/15/16	$9,581,250
	6,260	Western Refining, Inc., 11.25%, 6/15/17 (a)(b)	7,152,050

			16,733,300

Paper & Forest Products – 0.2%
	2,041	Louisiana-Pacific Corp., 13.00%, 3/15/17	2,005,283

Personal Products – 0.1%
	780	Revlon Consumer Products Corp., 9.75%, 11/15/15	847,275

Retail – 1.2%
	11,630	Neiman Marcus Group, Inc., 10.375%, 10/15/15	12,168,004

Semiconductors & Semiconductor Equipment – 1.3%
	2,030	Advanced Micro Devices, Inc., 8.125%, 12/15/17	2,238,075
		Freescale Semiconductor, Inc.,
	5,035	10.125%, 3/15/18 (a)(b)	5,651,788
	4,345	10.75%, 8/1/20	4,822,950

			12,712,813

Software – 1.2%
		First Data Corp.,
	8,440	9.875%, 9/24/15	8,629,900
	2,850	12.625%, 1/15/21	3,006,750

			11,636,650

Specialty Retail – 0.4%
	4,160	Brown Shoe Co., Inc., 7.125%, 5/15/19	4,097,600

Telecommunications – 6.2%
	7,420	Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15 (a)(b)	7,253,050
	5,845	Intelsat Jackson Holdings S.A., 9.50%, 6/15/16	6,166,475
	9,115	ITC Deltacom, Inc., 10.50%, 4/1/16	9,547,962
	8,220	Nextel Communications, Inc., 7.375%, 8/1/15	8,158,350
	5,090	NII Capital Corp., 8.875%, 12/15/19	5,509,925
	10,480	West Corp., 11.00%, 10/15/16	11,174,300
	13,585	WireCo WorldGroup, 10.25%, 5/15/17 (a)(b)	13,992,550

			61,802,612

Textiles, Apparel & Luxury Goods – 0.8%
	1,000	Liz Claiborne, Inc., 10.50%, 4/15/19 (a)(b)	1,107,500
	5,965	Oxford Industries, Inc., 11.375%, 7/15/15	6,524,219

			7,631,719

Trading Companies & Distribution – 0.6%
		Aircastle Ltd.,
	2,855	9.75%, 8/1/18 (a)(b)	3,219,012
	2,855	9.75%, 8/1/18	3,233,288

			6,452,300

Transportation – 2.3%
	9,825	Quality Distribution LLC, 9.875%, 11/1/18	10,795,219
	8,610	Swift Services Holdings, Inc., 10.00%, 11/15/18	9,460,237

2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	11

AGIC Convertible & Income Fund Schedule of Investments

February 29, 2012 (continued)

Principal Amount (000s)			Value
Transportation (continued)
	$6,860	Western Express, Inc., 12.50%, 4/15/15 (a)(b)	$3,327,100

			23,582,556

Wireless Telecommunication Services – 0.8%
	6,050	Crown Castle International Corp., 9.00%, 1/15/15	6,700,375
	1,000	Sprint Nextel Corp., 11.50%, 11/15/21 (a)(b)	1,092,500

			7,792,875

Total Corporate Bonds & Notes (cost-$454,580,149)			450,794,831

Shares
CONVERTIBLE PREFERRED STOCK – 29.0%
Airlines – 1.0%
	313,435	Continental Airlines Finance Trust II, 6.00%, 11/15/30	10,480,483

Auto Components – 0.9%
	198,495	Goodyear Tire & Rubber Co., 5.875%, 4/1/14	9,265,747

Automobiles – 1.1%
	265,790	General Motors Co., 4.75%, 12/1/13, Ser. B	11,346,575

Capital Markets – 2.0%
	194,135	AMG Capital Trust I, 5.10%, 4/15/36	9,753,537
	168,220	The Goldman Sachs Group, Inc., 6.00%, 3/2/12 (Wellpoint, Inc.) (c)(d)	10,038,528

			19,792,065

Commercial Banks – 2.2%
	81,250	Fifth Third Bancorp, 8.50%, 6/30/13, Ser. G (e)	11,680,987
	9,510	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (e)	10,451,490

			22,132,477

Commercial Services & Supplies – 0.8%
	150,256	United Rentals, Inc., 6.50%, 8/1/28	8,076,260

Diversified Financial Services – 3.3%
	15,075	Bank of America Corp., 7.25%, 1/30/13, Ser. L (e)	14,209,695
	82,275	Citigroup, Inc., 7.50%, 12/15/12	8,149,339
	189,635	Credit Suisse Securities USA LLC, 7.00%, 8/9/12 (Baxter International, Inc.) (c)	10,227,963

			32,586,997

Electric Utilities – 2.2%
		NextEra Energy, Inc.,
	25,000	7.00%, 9/1/13	1,355,000
	183,475	8.375%, 6/1/12	9,204,941
	207,365	PPL Corp., 9.50%, 7/1/13	11,394,706

			21,954,647

Food Products – 1.0%
	101,190	Bunge Ltd., 4.875%, 12/1/49 (e)	10,313,285

Health Care Providers & Services – 1.1%
	11,340	HealthSouth Corp., 6.50%, 12/31/49, Ser. A (e)	11,271,960

12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12

AGIC Convertible & Income Fund Schedule of Investments

February 29, 2012 (continued)

Shares			Value
Household Durables – 2.2%
	259,380	Newell Financial Trust I, 5.25%, 12/1/27	$11,996,325
	76,630	Stanley Black & Decker, Inc., 4.75%, 11/17/15	9,600,973

			21,597,298

Insurance – 2.1%
	136,925	Assured Guaranty Ltd., 8.50%, 6/1/12	9,247,230
	161,660	MetLife, Inc., 5.00%, 9/11/13	11,702,567

			20,949,797

IT Services – 0.4%
	64,885	Unisys Corp., 6.25%, 3/1/14	3,825,620

Multi-Utilities – 1.2%
	239,645	AES Trust III, 6.75%, 10/15/29	11,883,996

Oil, Gas & Consumable Fuels – 2.0%
	157,125	Apache Corp., 6.00%, 8/1/13	9,535,916
	16,250	ATP Oil & Gas Corp., 8.00%, 10/1/14 (a)(b)(e)	704,844
	119,250	Chesapeake Energy Corp., 5.00%, 12/31/49 (e)	10,255,500

			20,496,260

Professional Services – 1.0%
	170,790	Nielsen Holdings NV, 6.25%, 2/1/13	9,809,324

Real Estate Investment Trust – 3.4%
	439,700	Alexandria Real Estate Equities, Inc., 7.00%, 4/20/13 (e)	11,423,406
	434,200	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A (e)	11,115,520
	208,680	Health Care REIT, Inc., 6.50%, 4/20/18, Ser. I (e)	11,080,908

			33,619,834

Road & Rail – 1.1%
	963,360	2010 Swift Mandatory Common Exchange Security Trust, 6.00%, 12/31/13 (b)	11,354,450

Total Convertible Preferred Stock (cost-$275,892,910)			290,757,075

Principal Amount (000s)
CONVERTIBLE BONDS & NOTES – 23.7%
Aerospace & Defense – 1.0%
	$10,460	GenCorp, Inc., 4.063%, 12/31/39	10,303,100

Capital Markets – 1.8%
	10,755	Ares Capital Corp., 5.75%, 2/1/16 (a)(b)	11,454,075
	7,035	BGC Partners, Inc., 4.50%, 7/15/16 (a)(b)	6,850,331

			18,304,406

Diversified Telecommunication Services – 1.1%
	9,080	Level 3 Communications, Inc., 15.00%, 1/15/13	11,020,850

Electrical Equipment – 1.9%
	9,370	EnerSys, 3.375%, 6/1/38 (f)	10,775,500
	9,675	JA Solar Holdings Co., Ltd., 4.50%, 5/15/13	8,356,781

			19,132,281

2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	13

AGIC Convertible & Income Fund Schedule of Investments

February 29, 2012 (continued)

Principal Amount (000s)			Value
Electronic Equipment, Instruments & Components – 0.9%
	$7,055	Anixter International, Inc., 1.00%, 2/15/13	$8,660,013

Health Care Equipment & Supplies – 0.7%
	7,430	NuVasive, Inc., 2.75%, 7/1/17	6,436,238

Hotels, Restaurants & Leisure – 2.0%
	9,075	MGM Resorts International, 4.25%, 4/15/15	9,755,625
	11,840	Morgans Hotel Group Co., 2.375%, 10/15/14	10,330,400

			20,086,025

Internet Software & Services – 0.9%
	2,620	Digital River, Inc., 2.00%, 11/1/30	2,469,350
	5,420	Equinix, Inc., 2.50%, 4/15/12	6,781,775

			9,251,125

IT Services – 1.1%
	6,725	Alliance Data Systems Corp., 1.75%, 8/1/13	10,566,656

Machinery – 2.7%
	2,150	AGCO Corp., 1.25%, 12/15/36	2,934,750
	12,100	Greenbrier Cos., Inc., 3.50%, 4/1/18 (a)(b)	12,538,625
	12,480	Meritor, Inc., 4.625%, 3/1/26 (f)	11,138,400

			26,611,775

Marine – 0.4%
	4,805	DryShips, Inc., 5.00%, 12/1/14	4,090,256

Media – 1.1%
	1,070	Interpublic Group of Cos., Inc., 4.25%, 3/15/23	1,079,363
	8,540	Liberty Interactive LLC, 3.125%, 3/30/23	10,269,350

			11,348,713

Metals & Mining – 0.3%
	2,650	Steel Dynamics, Inc., 5.125%, 6/15/14	3,027,625

Oil, Gas & Consumable Fuels – 1.0%
	6,350	Peabody Energy Corp., 4.75%, 12/15/41	6,405,562
	3,685	Petroleum Development Corp., 3.25%, 5/15/16 (a)(b)	3,827,794

			10,233,356

Pharmaceuticals – 0.7%
	6,920	Mylan, Inc., 1.25%, 3/15/12	7,006,500

Real Estate Investment Trust – 1.7%
	8,150	Boston Properties LP, 3.75%, 5/15/36	9,209,500
	6,900	Health Care REIT, Inc., 4.75%, 12/1/26	8,029,875

			17,239,375

Semiconductors & Semiconductor Equipment – 2.5%
	15,580	Advanced Micro Devices, Inc., 5.75%, 8/15/12	15,950,025
	9,920	SunPower Corp., 4.75%, 4/15/14	9,374,400

			25,324,425

Software – 1.0%
	6,335	Nuance Communications, Inc., 2.75%, 8/15/27	9,407,475

14	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12

AGIC Convertible & Income Fund Schedule of Investments

February 29, 2012 (continued)

Principal Amount (000s)			Value
Thrifts & Mortgage Finance – 0.9%
	$12,245	MGIC Investment Corp., 5.00%, 5/1/17	$9,275,587

Total Convertible Bonds & Notes (cost-$206,138,615)			237,325,781

SHORT-TERM INVESTMENT – 2.4%
Time Deposit – 2.4%
	24,175	Citibank-London, 0.03%, 3/1/12 (cost-$24,174,980)	24,174,980

Total Investments (cost-$960,786,654) – 100.0%			$1,003,052,667

2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	15

AGIC Convertible & Income Fund II Schedule of Investments

February 29, 2012

Principal Amount (000s)			Value
CORPORATE BONDS & NOTES – 44.7%
Advertising – 0.8%
	$6,335	Affinion Group, Inc., 11.50%, 10/15/15	$5,970,738

Aerospace & Defense – 0.1%
	620	BE Aerospace, Inc., 8.50%, 7/1/18	692,075

Airlines – 0.7%
	4,750	United Airlines, Inc., 12.00%, 11/1/13 (a)(b)	5,058,750

Auto Manufacturers – 0.7%
	5,590	Chrysler Group LLC, 8.25%, 6/15/21	5,673,850

Commercial Services – 2.8%
	8,255	Cenveo Corp., 10.50%, 8/15/16 (a)(b)	8,131,175
	4,295	DynCorp International, Inc., 10.375%, 7/1/17	3,822,550
	8,250	National Money Mart Co., 10.375%, 12/15/16	9,188,438

			21,142,163

Construction & Engineering – 1.1%
	8,380	MasTec, Inc., 7.625%, 2/1/17	8,736,150

Consumer Finance – 0.4%
	4,110	Springleaf Finance Corp., 6.90%, 12/15/17	3,205,800

Diversified Consumer Services – 0.5%
	4,100	Cambium Learning Group, Inc., 9.75%, 2/15/17	4,059,000

Diversified Financial Services – 1.4%
	7,465	Community Choice Financial, Inc., 10.75%, 5/1/19 (a)(b)	7,278,375
	3,005	International Lease Finance Corp., 6.375%, 3/25/13	3,087,637

			10,366,012

Diversified Telecommunications – 1.0%
	7,705	Cincinnati Bell, Inc., 8.75%, 3/15/18	7,377,537

Electric – 1.1%
	6,780	Edison Mission Energy, 7.00%, 5/15/17	4,576,500
	8,200	Texas Competitive Electric Holdings Co. LLC, 15.00%, 4/1/21	3,485,000

			8,061,500

Electronic Equipment, Instruments & Components – 1.0%
	6,815	Kemet Corp., 10.50%, 5/1/18	7,462,425

Electronics – 0.2%
	1,300	NXP BV / NXP Funding LLC, 9.75%, 8/1/18 (a)(b)	1,477,125

Energy Equipment & Services – 1.1%
	8,005	Pioneer Drilling Co., 9.875%, 3/15/18	8,605,375

Health Care Providers & Services – 1.6%
	6,585	ExamWorks Group, Inc., 9.00%, 7/15/19 (a)(b)	6,453,300
	7,590	Rotech Healthcare, Inc., 10.50%, 3/15/18	5,825,325

			12,278,625

Healthcare-Services – 0.2%
	2,145	Alliance HealthCare Services, Inc., 8.00%, 12/1/16	1,549,763

16	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12

AGIC Convertible & Income Fund II Schedule of Investments

February 29, 2012 (continued)

Principal Amount (000s)			Value
Home Builders – 0.9%
		K Hovnanian Enterprises, Inc.,
	$5,575	2.00%, 11/1/21 (a)(b)	$3,038,375
	4,340	10.625%, 10/15/16	4,063,325

			7,101,700

Hotels, Restaurants & Leisure – 1.7%
	4,730	DineEquity, Inc., 9.50%, 10/30/18	5,238,475
	6,395	MGM Resorts International, 11.375%, 3/1/18	7,578,075

			12,816,550

Household Durables – 0.6%
	3,920	Beazer Homes USA, Inc., 9.125%, 5/15/19	3,361,400
	1,390	Jarden Corp., 7.50%, 5/1/17	1,539,425

			4,900,825

Household Products/Wares – 0.8%
	5,725	Reynolds Group Issuer, Inc., 9.875%, 8/15/19 (a)(b)	5,925,375

Internet Software & Services – 0.8%
	6,840	Earthlink, Inc., 8.875%, 5/15/19	6,515,100

IT Services – 1.0%
	1,985	Stream Global Services, Inc., 11.25%, 10/1/14	2,056,956
		Unisys Corp., (a)(b)
	2,705	12.75%, 10/15/14	3,049,888
	1,931	14.25%, 9/15/15	2,230,305

			7,337,149

Leisure Time – 1.6%
		NCL Corp. Ltd.,
	810	9.50%, 11/15/18	880,875
	7,320	11.75%, 11/15/16	8,527,800
	8,145	Travelport LLC, 11.875%, 9/1/16	2,626,762

			12,035,437

Lodging – 1.1%
	9,455	Caesars Entertainment Operating Co., Inc., 12.75%, 4/15/18	8,178,575

Media – 1.3%
	4,525	McClatchy Co., 11.50%, 2/15/17	4,875,688
	5,100	Media General, Inc., 11.75%, 2/15/17	5,087,250

			9,962,938

Metals & Mining – 0.5%
	3,975	Thompson Creek Metals Co., Inc., 7.375%, 6/1/18	3,825,937

Miscellaneous Manufacturing – 0.8%
	7,715	Harland Clarke Holdings Corp., 9.50%, 5/15/15	6,114,137

Oil & Gas – 2.4%
	7,000	Energy XXI Gulf Coast, Inc., 9.25%, 12/15/17	7,787,500
	5,220	Milagro Oil & Gas, 10.50%, 5/15/16	4,045,500
	6,635	United Refining Co., 10.50%, 2/28/18	6,502,300

			18,335,300

2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	17

AGIC Convertible & Income Fund II Schedule of Investments

February 29, 2012 (continued)

Principal Amount (000s)			Value
Oil, Gas & Consumable Fuels – 1.6%
	$6,250	SandRidge Energy, Inc., 9.875%, 5/15/16	$6,843,750
	4,740	Western Refining, Inc., 11.25%, 6/15/17 (a)(b)	5,415,450

			12,259,200

Paper & Forest Products – 0.2%
	1,509	Louisiana-Pacific Corp., 13.00%, 3/15/17	1,482,593

Personal Products – 0.1%
	500	Revlon Consumer Products Corp., 9.75%, 11/15/15	543,125

Retail – 1.3%
	9,165	Neiman Marcus Group, Inc., 10.375%, 10/15/15	9,588,973

Semiconductors & Semiconductor Equipment – 1.0%
		Freescale Semiconductor, Inc.,
	3,806	10.125%, 3/15/18 (a)(b)	4,272,235
	3,360	10.75%, 8/1/20	3,729,600

			8,001,835

Software – 1.2%
		First Data Corp.,
	6,905	9.875%, 9/24/15	7,060,362
	2,150	12.625%, 1/15/21	2,268,250

			9,328,612

Specialty Retail – 0.4%
	3,140	Brown Shoe Co., Inc., 7.125%, 5/15/19	3,092,900

Telecommunications – 6.2%
	5,580	Clearwire Communications LLC/Clearwire Finance, Inc., 12.00%, 12/1/15 (a)(b)	5,454,450
	4,505	Intelsat Jackson Holdings S.A., 9.50%, 6/15/16	4,752,775
	6,835	ITC Deltacom, Inc., 10.50%, 4/1/16	7,159,663
	6,130	Nextel Communications, Inc., 7.375%, 8/1/15	6,084,025
	3,860	NII Capital Corp., 8.875%, 12/15/19	4,178,450
	8,370	West Corp., 11.00%, 10/15/16	8,924,512
	10,275	WireCo WorldGroup, 10.25%, 5/15/17 (a)(b)	10,583,250

			47,137,125

Textiles, Apparel & Luxury Goods – 0.8%
	750	Liz Claiborne, Inc., 10.50%, 4/15/19 (a)(b)	830,625
	4,535	Oxford Industries, Inc., 11.375%, 7/15/15	4,960,156

			5,790,781

Trading Companies & Distribution – 0.6%
		Aircastle Ltd.,
	2,145	9.75%, 8/1/18 (a)(b)	2,418,487
	2,145	9.75%, 8/1/18	2,429,213

			4,847,700

Transportation – 2.3%
	7,175	Quality Distribution LLC, 9.875%, 11/1/18	7,883,531
	6,590	Swift Services Holdings, Inc., 10.00%, 11/15/18	7,240,763
	5,140	Western Express, Inc., 12.50%, 4/15/15 (a)(b)	2,492,900

			17,617,194

18	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12

AGIC Convertible & Income Fund II Schedule of Investments

February 29, 2012 (continued)

Principal Amount (000s)			Value
Wireless Telecommunication Services – 0.8%
	$4,820	Crown Castle International Corp., 9.00%, 1/15/15	$5,338,150
	1,000	Sprint Nextel Corp., 11.50%, 11/15/21 (a)(b)	1,092,500

			6,430,650

Total Corporate Bonds & Notes (cost-$345,160,205)			340,886,599

Shares
CONVERTIBLE PREFERRED STOCK – 29.2%
Airlines – 1.1%
	239,795	Continental Airlines Finance Trust II, 6.00%, 11/15/30	8,018,145

Auto Components – 0.9%
	151,415	Goodyear Tire & Rubber Co., 5.875%, 4/1/14	7,068,052

Automobiles – 1.1%
	203,735	General Motors Co., 4.75%, 12/1/13, Ser. B	8,697,447

Capital Markets – 2.0%
	147,005	AMG Capital Trust I, 5.10%, 4/15/36	7,385,678
	127,350	The Goldman Sachs Group, Inc., 6.00%, 3/2/12 (Wellpoint, Inc.) (c)(d)	7,599,611

			14,985,289

Commercial Banks – 2.3%
	61,835	Fifth Third Bancorp, 8.50%, 6/30/13, Ser. G (e)	8,889,771
	7,740	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (e)	8,506,260

			17,396,031

Commercial Services & Supplies – 0.7%
	95,317	United Rentals, Inc., 6.50%, 8/1/28	5,123,289

Diversified Financial Services – 3.3%
	11,515	Bank of America Corp., 7.25%, 1/30/13, Ser. L (e)	10,854,039
	62,710	Citigroup, Inc., 7.50%, 12/15/12	6,211,426
	144,625	Credit Suisse Securities USA LLC, 7.00%, 8/9/12 (Baxter International, Inc.) (c)	7,800,349

			24,865,814

Electric Utilities – 2.2%
		NextEra Energy, Inc.,
	25,000	7.00%, 9/1/13	1,355,000
	136,925	8.375%, 6/1/12	6,869,527
	158,835	PPL Corp., 9.50%, 7/1/13	8,727,984

			16,952,511

Food Products – 1.0%
	77,130	Bunge Ltd., 4.875%, 12/1/49 (e)	7,861,090

Health Care Providers & Services – 1.1%
	8,660	HealthSouth Corp., 6.50%, 12/31/49, Ser. A (e)	8,608,040

Household Durables – 2.2%
	200,850	Newell Financial Trust I, 5.25%, 12/1/27	9,289,313
	58,450	Stanley Black & Decker, Inc., 4.75%, 11/17/15	7,323,200

			16,612,513

2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	19

AGIC Convertible & Income Fund II Schedule of Investments

February 29, 2012 (continued)

Shares			Value
Insurance – 2.1%
	104,380	Assured Guaranty Ltd., 8.50%, 6/1/12	$7,049,303
	123,390	MetLife, Inc., 5.00%, 9/11/13	8,932,202

			15,981,505

IT Services – 0.4%
	49,485	Unisys Corp., 6.25%, 3/1/14	2,917,636

Multi-Utilities – 1.2%
	186,560	AES Trust III, 6.75%, 10/15/29	9,251,510

Oil, Gas & Consumable Fuels – 2.1%
	111,500	Apache Corp., 6.00%, 8/1/13	6,766,935
	27,600	ATP Oil & Gas Corp., 8.00%, 10/1/14 (a)(b)(e)	1,197,150
	93,350	Chesapeake Energy Corp., 5.00%, 12/31/49 (e)	8,028,100

			15,992,185

Professional Services – 1.0%
	130,210	Nielsen Holdings NV, 6.25%, 2/1/13	7,478,611

Real Estate Investment Trust – 3.4%
	335,200	Alexandria Real Estate Equities, Inc., 7.00%, 4/20/13 (e)	8,708,496
	330,475	FelCor Lodging Trust, Inc., 1.95%, 12/31/49, Ser. A (e)	8,460,160
	159,235	Health Care REIT, Inc., 6.50%, 4/20/18, Ser. I (e)	8,455,379

			25,624,035

Road & Rail – 1.1%
	735,100	2010 Swift Mandatory Common Exchange Security Trust, 6.00%, 12/31/13 (b)	8,664,109

Total Convertible Preferred Stock (cost-$209,401,573)			222,097,812

Principal Amount (000s)
CONVERTIBLE BONDS & NOTES – 23.7%
Aerospace & Defense – 1.0%
	$7,975	GenCorp, Inc., 4.063%, 12/31/39	7,855,375

Capital Markets – 1.8%
	8,165	Ares Capital Corp., 5.75%, 2/1/16 (a)(b)	8,695,725
	5,370	BGC Partners, Inc., 4.50%, 7/15/16 (a)(b)	5,229,037

			13,924,762

Diversified Telecommunication Services – 1.1%
	6,925	Level 3 Communications, Inc., 15.00%, 1/15/13	8,405,219

Electrical Equipment – 1.7%
	7,175	EnerSys, 3.375%, 6/1/38 (f)	8,251,250
	5,760	JA Solar Holdings Co., Ltd., 4.50%, 5/15/13	4,975,200

			13,226,450

Electronic Equipment, Instruments & Components – 0.9%
	5,620	Anixter International, Inc., 1.00%, 2/15/13	6,898,550

Health Care Equipment & Supplies – 0.7%
	5,675	NuVasive, Inc., 2.75%, 7/1/17	4,915,969

20	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12

AGIC Convertible & Income Fund II Schedule of Investments

February 29, 2012 (continued)

Principal Amount (000s)			Value
Hotels, Restaurants & Leisure – 2.0%
	$6,935	MGM Resorts International, 4.25%, 4/15/15	$7,455,125
	9,025	Morgans Hotel Group Co., 2.375%, 10/15/14	7,874,312

			15,329,437

Internet Software & Services – 1.2%
	2,000	Digital River, Inc., 2.00%, 11/1/30	1,885,000
	5,630	Equinix, Inc., 2.50%, 4/15/12	7,044,537

			8,929,537

IT Services – 1.1%
	5,130	Alliance Data Systems Corp., 1.75%, 8/1/13	8,060,513

Machinery – 2.7%
	1,745	AGCO Corp., 1.25%, 12/15/36	2,381,925
	9,225	Greenbrier Cos., Inc., 3.50%, 4/1/18 (a)(b)	9,559,406
	9,545	Meritor, Inc., 4.625%, 3/1/26 (f)	8,518,913

			20,460,244

Marine – 0.4%
	3,655	DryShips, Inc., 5.00%, 12/1/14	3,111,319

Media – 1.1%
	830	Interpublic Group of Cos., Inc., 4.25%, 3/15/23	837,262
	6,420	Liberty Interactive LLC, 3.125%, 3/30/23	7,720,050

			8,557,312

Metals & Mining – 0.3%
	2,045	Steel Dynamics, Inc., 5.125%, 6/15/14	2,336,413

Oil, Gas & Consumable Fuels – 1.0%
	4,825	Peabody Energy Corp., 4.75%, 12/15/41	4,867,219
	2,815	Petroleum Development Corp., 3.25%, 5/15/16 (a)(b)	2,924,081

			7,791,300

Pharmaceuticals – 0.8%
	5,595	Mylan, Inc., 1.25%, 3/15/12	5,664,938

Real Estate Investment Trust – 1.5%
	4,550	Boston Properties LP, 3.75%, 5/15/36	5,141,500
	5,480	Health Care REIT, Inc., 4.75%, 12/1/26	6,377,350

			11,518,850

Semiconductors & Semiconductor Equipment – 2.5%
	11,635	Advanced Micro Devices, Inc., 5.75%, 8/15/12	11,911,331
	7,550	SunPower Corp., 4.75%, 4/15/14	7,134,750

			19,046,081

Software – 1.0%
	4,835	Nuance Communications, Inc., 2.75%, 8/15/27	7,179,975

Thrifts & Mortgage Finance – 0.9%
	9,320	MGIC Investment Corp., 5.00%, 5/1/17	7,059,900

Total Convertible Bonds & Notes (cost-$156,075,461)			180,272,144

2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	21

AGIC Convertible & Income Fund II Schedule of Investments

February 29, 2012 (continued)

Principal Amount (000s)			Value
SHORT-TERM INVESTMENT – 2.4%
Time Deposit – 2.4%
	$18,450	Bank of America-London, 0.03%, 3/1/12 (cost-$18,449,868)	$18,449,868

Total Investments (cost-$729,087,107) – 100.0%			$761,706,423

Notes to Schedules of Investments:

(a)	Private Placement – Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $134,457,151 and $102,807,964, representing 13.4% and 13.5% of total investments in Convertible & Income and Convertible & Income II, respectively.
(b)	144A – Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(c)	Securities exchangeable or convertible into securities of an entity different than the issuer or structured by the issuer to provide exposure to securities of an entity different than the issuer (synthetic convertible securities). Such entity is identified in the parenthetical.
(d)	Fair-Valued – Security with a value of $10,038,528 and $7,599,611, representing 1.0% and 1.0% of total investments in Convertible & Income and Convertible & Income II, respectively. See Note 1(a) and Note 1(b) in the Notes to Financial Statements.
(e)	Perpetual maturity. Maturity date shown is the next call date.
(f)	Step Bond – Coupon is a fixed rate for an initial period then resets at a specific date and rate.

Glossary:

REIT	-	Real Estate Investment Trust

22	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12	See accompanying Notes to Financial Statements

AGIC Convertible & Income Funds Statements of Assets and Liabilities

February 29, 2012

	Convertible & Income	Convertible & Income II
Assets:
Investments, at value (cost-$960,786,654 and $729,087,107, respectively)	$1,003,052,667	$761,706,423
Interest and dividends receivable	16,438,103	12,590,513
Receivable for investments sold	4,646,456	3,559,202
Prepaid expenses	81,445	86,957
Total Assets	1,024,218,671	777,943,095

Liabilities:
Dividends payable to common and preferred shareholders	6,800,685	5,331,264
Payable for investments purchased	6,301,451	4,877,633
Investment management fees payable	555,592	421,734
Accrued expenses	180,407	173,759
Total Liabilities	13,838,135	10,804,390
Preferred Shares ($0.00001 par value and $25,000 liquidation preference per share applicable to an aggregate of 14,280 and 10,960 shares issued and outstanding, respectively)	357,000,000	274,000,000
Net Assets Applicable to Common Shareholders	$653,380,536	$493,138,705

Composition of Net Assets Applicable to Common Shareholders:
Common Shares:
Par value ($0.00001 per share)	$755	$627
Paid-in-capital in excess of par	1,058,190,866	871,202,982
Dividends in excess of net investment income	(3,345,078)	(3,150,163)
Accumulated net realized loss	(443,732,020)	(407,534,057)
Net unrealized appreciation of investments	42,266,013	32,619,316
Net Assets Applicable to Common Shareholders	$653,380,536	$493,138,705
Common Shares Issued and Outstanding	75,529,934	62,702,070
Net Asset Value Per Common Share	$8.65	$7.86

See accompanying Notes to Financial Statements	2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	23

AGIC Convertible & Income Funds Statements of Operations

Year ended February 29, 2012

	Convertible & Income	Convertible & Income II
Investment Income:
Interest	$67,409,074	$51,135,751
Dividends	20,568,331	15,634,686
Consent fees	297,335	218,765
Total Investment Income	88,274,740	66,989,202

Expenses:
Investment management fees	7,040,630	5,340,868
Auction agent fees and commissions	568,080	428,322
Custodian and accounting agent fees	183,656	156,794
Shareholder communications	155,750	125,237
Trustees’ fees and expenses	105,415	79,953
Audit and tax services	80,534	86,704
New York Stock Exchange listing fees	62,177	52,132
Transfer agent fees	50,186	45,252
Legal fees	36,684	31,182
Insurance expense	25,877	19,662
Miscellaneous	16,650	22,369
Total Expenses	8,325,639	6,388,475

Net Investment Income	79,949,101	60,600,727

Realized and Change in Unrealized Gain (Loss):
Net realized loss on investments	(46,570,290)	(40,107,582)
Net change in unrealized appreciation/depreciation of investments	(31,756,205)	(20,446,400)
Net realized and change in unrealized loss on investments	(78,326,495)	(60,553,982)
Net Increase in Net Assets Resulting from Investment Operations	1,622,606	46,745
Dividends on Preferred Shares from Net Investment Income	(389,239)	(298,741)
Net Increase (Decrease) in Net Assets Applicable to Common Shareholders Resulting from Investment Operations	$1,233,367	$(251,996)

24	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12	See accompanying Notes to Financial Statements

AGIC Convertible & Income Fund Statements of Changes in Net Assets

Applicable to Common Shareholders

	Year ended February 29, 2012	Year ended February 28, 2011
Investment Operations:
Net investment income	$79,949,101	$88,827,808
Net realized gain (loss) on investments	(46,570,290)	17,016,915
Net change in unrealized appreciation/depreciation of investments	(31,756,205)	58,883,196
Net increase in net assets resulting from investment operations	1,622,606	164,727,919
Dividends on Preferred Shares from Net Investment Income	(389,239)	(1,000,836)
Net increase in net assets applicable to common shareholders resulting from investment operations	1,233,367	163,727,083
Dividends to Common Shareholders from Net Investment Income	(84,616,959)	(92,560,741)

Common Share Transactions:
Reinvestment of dividends	9,535,092	11,654,905
Total increase (decrease) in net assets applicable to common shareholders	(73,848,500)	82,821,247

Net Assets Applicable to Common Shareholders:
Beginning of year	727,229,036	644,407,789
End of year (including dividends in excess of net investment income of $(3,345,078) and $(2,990,392), respectively)	$653,380,536	$727,229,036

Common Shares Issued in Reinvestment of Dividends	1,039,617	1,223,249

See accompanying Notes to Financial Statements	2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	25

AGIC Convertible & Income Fund II Statements of Changes in Net Assets

Applicable to Common Shareholders

	Year ended February 29, 2012	Year ended February 28, 2011
Investment Operations:
Net investment income	$60,600,727	$66,837,025
Net realized gain (loss) on investments	(40,107,582)	12,876,927
Net change in unrealized appreciation/depreciation of investments	(20,446,400)	44,849,910
Net increase in net assets resulting from investment operations	46,745	124,563,862
Dividends on Preferred Shares from Net Investment Income	(298,741)	(768,148)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(251,996)	123,795,714
Dividends to Common Shareholders from Net Investment Income	(63,538,750)	(71,084,197)

Common Share Transactions:
Reinvestment of dividends	7,799,411	9,288,834
Total increase (decrease) in net assets applicable to common shareholders	(55,991,335)	62,000,351

Net Assets Applicable to Common Shareholders:
Beginning of year	549,130,040	487,129,689
End of year (including dividends in excess of net investment income of $(3,150,163) and $(3,259,356), respectively)	$493,138,705	$549,130,040

Common Shares Issued in Reinvestment of Dividends	913,523	1,061,710

26	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12	See accompanying Notes to Financial Statements

AGIC Convertible & Income Funds Notes to Financial Statements

February 29, 2012

1. Organization and Significant Accounting Policies

AGIC Convertible & Income Fund (“Convertible & Income”) and AGIC Convertible & Income Fund II (“Convertible & Income II”), each a “Fund” and collectively referred to as the “Funds”, were organized as Massachusetts business trusts on January 17, 2003 and April 22, 2003, respectively. Prior to commencing operations on March 31, 2003, and July 31, 2003, respectively, the Funds had no operations other than matters relating to their organization and registration as diversified, closed-end management investment companies under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended. Allianz Global Investors Fund Management LLC (the “Investment Manager”) serves as the Funds’ investment manager and is an indirect, wholly-owned subsidiary of Allianz Asset Management of America L.P. (“AAM”) formerly Allianz Global Investors of America L.P. prior to December 31, 2011. AAM is an indirect, wholly-owned subsidiary of Allianz SE, a publicly traded European insurance and financial services company. Each Fund has authorized an unlimited amount of common shares with $0.00001 par value.

Each Fund’s investment objective is to provide total return through a combination of capital appreciation and high current income. The Funds attempt to achieve this objective by investing in a portfolio of convertible securities and non-convertible income-producing securities. There can be no assurance that the Funds will meet their stated objectives.

The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in each Fund’s financial statements. Actual results could differ from those estimates.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.

In May 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRSs”). FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with GAAP and IFRSs. The ASU is effective prospectively for interim or annual periods beginning on or after December 15, 2011. Fund management is evaluating the implications of this change.

In December 2011, the FASB issued ASU No. 2011-11, “Disclosures About Offsetting Assets and Liabilities”, which requires enhanced disclosures that will enable users to evaluate the effect or potential effect of netting arrangements on an entity’s financial position, including the effect or potential effect of rights of setoff associated with certain financial instruments and derivative instruments. The amendments are effective for fiscal years beginning on or after January 1, 2013. The Funds are currently evaluating the effect that the guidance may have on their financial statements.

The following is a summary of significant accounting policies consistently followed by the Funds:

(a) Valuation of Investments

Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures approved by the Board of Trustees, or persons acting at their discretion pursuant to procedures approved by the Board of Trustees. The Funds’ investments are valued daily using prices supplied by an

2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	27

AGIC Convertible & Income Funds Notes to Financial Statements

February 29, 2012

1. Organization and Significant Accounting Policies (continued)

independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Synthetic convertible securities are valued based on quotations obtained from unaffiliated brokers who are the principal market-makers in such securities. Such valuations are derived by the brokers from proprietary models which are generally based on readily available market information including valuations of the common stock underlying the synthetic security. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

The prices used by the Funds to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material to each Fund’s financial statements. Each Fund’s net asset value (“NAV”) is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for business.

(b) Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 — quoted prices in active markets for identical investments that the Funds have the ability to access
•

Level 2 — valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 — valuations based on significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation technique used.

The valuation techniques used by the Funds to measure fair value during the year ended February 29, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Funds utilized multi-dimensional relational pricing models.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Funds generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with GAAP.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Convertible Bonds & Notes — Convertible bonds and notes are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are

28	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12

AGIC Convertible & Income Funds Notes to Financial Statements

February 29, 2012

1. Organization and Significant Accounting Policies (continued)

supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of convertible bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable the values are categorized as Level 3.

The Funds’ policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at February 29, 2012 in valuing Convertible & Income’s assets and liabilities is listed below (refer to the Schedules of Investments for more detailed information on Investments in Securities):

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/29/12
Investments in Securities – Assets
Corporate Bonds & Notes	—	$450,794,831	—	$450,794,831
Convertible Preferred Stock:
Airlines	—	10,480,483	—	10,480,483
Capital Markets	—	9,753,537	$10,038,528	19,792,065
Commercial Banks	$10,451,490	11,680,987	—	22,132,477
Commercial Services & Supplies	—	8,076,260	—	8,076,260
Diversified Financial Services	22,359,034	10,227,963	—	32,586,997
Health Care Providers & Services	—	11,271,960	—	11,271,960
Household Durables	9,600,973	11,996,325	—	21,597,298
Insurance	11,702,567	9,247,230	—	20,949,797
Oil, Gas & Consumable Fuels	9,535,916	10,960,344	—	20,496,260
Professional Services	—	9,809,324	—	9,809,324
Road & Rail	—	11,354,450	—	11,354,450
All Other	102,209,704	—	—	102,209,704
Convertible Bonds & Notes	—	237,325,781	—	237,325,781
Short-Term Investment	—	24,174,980	—	24,174,980

Total Investments in Securities – Assets	$165,859,684	$827,154,455	$10,038,528	$1,003,052,667

There were no significant transfers between Levels 1 and 2 during the year ended February 29, 2012.

2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	29

AGIC Convertible & Income Funds Notes to Financial Statements

February 29, 2012

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Convertible & Income for the year ended February 29, 2012, was as follows:

	Beginning Balance 2/28/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Loss	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 2/29/12
Investments in Securities – Assets
Corporate Bonds & Notes:
Hotels, Restaurants & Leisure	$2,575,929	—	$(2,069,091)	—	$(1,298,981)	$792,143	—	—	—
Convertible Preferred Stock:
Capital Markets	4,759,862	$11,425,502	(8,414,747)	—	(33,912,502)	36,180,413	—	—	$10,038,528

Total Investments	$7,335,791	$11,425,502	$(10,483,838)	—	$(35,211,483)	$36,972,556	—	—	$10,038,528

A summary of the inputs used at February 29, 2012 in valuing Convertible & Income II’s assets and liabilities is listed below (refer to the Schedules of Investments for more detailed information on Investments in Securities):

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Value at 2/29/12
Investments in Securities – Assets
Corporate Bonds & Notes	—	$340,886,599	—	$340,886,599
Convertible Preferred Stock:
Airlines	—	8,018,145	—	8,018,145
Capital Markets	—	7,385,678	$7,599,611	14,985,289
Commercial Banks	$8,506,260	8,889,771	—	17,396,031
Commercial Services & Supplies	—	5,123,289	—	5,123,289
Diversified Financial Services	17,065,465	7,800,349	—	24,865,814
Health Care Providers & Services	—	8,608,040	—	8,608,040
Household Durables	7,323,200	9,289,313	—	16,612,513
Insurance	8,932,202	7,049,303	—	15,981,505
Oil, Gas & Consumable Fuels	6,766,935	9,225,250	—	15,992,185
Professional Services	—	7,478,611	—	7,478,611
Road & Rail	—	8,664,109	—	8,664,109
All Other	78,372,281	—	—	78,372,281
Convertible Bonds & Notes	—	180,272,144	—	180,272,144
Short-Term Investment	—	18,449,868	—	18,449,868

Total Investments in Securities – Assets	$126,966,343	$627,140,469	$7,599,611	$761,706,423

There were no significant transfers between Levels 1 and 2 during the year ended February 29, 2012.

30	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12

AGIC Convertible & Income Funds Notes to Financial Statements

February 29, 2012

1. Organization and Significant Accounting Policies (continued)

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for Convertible & Income II for the year ended February 29, 2012, was as follows:

	Beginning Balance 2/28/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Loss	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3	Transfers out of Level 3	Ending Balance 2/29/12
Investments in Securities – Assets
Corporate Bonds & Notes:
Hotels, Restaurants & Leisure	$2,314,523	—	$(1,859,119)	—	$(1,167,161)	$711,757	—	—	—
Convertible Preferred Stock:
Capital Markets	4,252,590	$8,649,612	(7,521,464)	—	(30,250,744)	32,469,617	—	—	$7,599,611

Total Investments	$6,567,113	$8,649,612	$(9,380,583)	—	$(31,417,905)	$33,181,374	—	—	$7,599,611

The net change in unrealized appreciation/depreciation of Level 3 investments, which Convertible & Income and Convertible & Income II held at February 29, 2012 was $(1,386,974) and $(1,050,001), respectively. Net realized loss and net change in unrealized appreciation/deprecation are reflected on the Statements of Operations.

(c) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income adjusted for the accretion of discount and amortization of premiums is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized, respectively, to interest income by using the “yield-to-worst” methodology, using the lower of either the yield to maturity or the yield to call on every possible call date over the lives of the respective securities. Conversion premium is not amortized. Dividend income is recorded on the ex-dividend date. Payments received on synthetic convertible securities are generally included in dividends. Consent fees are related to corporate actions and recorded when received. Payments received from certain investments may be comprised of dividends, realized gains and return of capital. These payments may initially be recorded as dividend income and may subsequently be reclassified as realized gains and/or return of capital upon receipt of information from the issuer.

(d) Federal Income Taxes

The Funds intend to distribute all of their taxable income and to comply with the other requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required.

Accounting for uncertainty in income taxes establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. The Funds’ management has determined that its evaluation has resulted in no material impact to the Funds’ financial statements at February 29, 2012. The Funds’ federal tax returns for the prior three years remain subject to examination by the Internal Revenue Service.

(e) Dividends and Distributions — Common Shares

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. The Funds record dividends and distributions to their respective shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent dividends

2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	31

AGIC Convertible & Income Funds Notes to Financial Statements

February 29, 2012

1. Organization and Significant Accounting Policies (continued)

and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions to shareholders from return of capital.

(f) Convertible Securities

It is the Funds’ policy to invest a portion of their assets in convertible securities. Although convertible securities do derive part of their value from that of the securities into which they are convertible, they are not considered derivative financial instruments. However, certain of the Funds’ investments in convertible securities include features which render them more sensitive to price changes in their underlying securities. The value of structured/synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at risk of loss depending on the performance of the underlying equity security. Consequently, the Funds are exposed to greater downside risk than traditional convertible securities, but still less than that of the underlying stock.

2. Principal Risk

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or failure of the other party to a transaction to perform (counterparty risk). The Funds also are exposed to other risks such as, but not limited to, interest rate, credit and leverage risks.

Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by the Funds are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is used primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements.

The Funds are exposed to credit risk, which is the risk of losing money if the issuer or guarantor of a fixed income security is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

The market values of securities may decline due to general market conditions (market risk) which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities generally have greater market price volatility than fixed income securities.

The Funds are exposed to counterparty risk, or the risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss to the Funds could exceed the value of the financial assets recorded in the Funds’ financial statements. Financial assets, which potentially expose the Funds to counterparty risk, consist principally of cash due from counterparties and investments. The Funds’ sub-adviser, Allianz Global Investors Capital LLC (“AGIC” or the “Sub-Adviser”), an affiliate of the Investment Manager, seeks to minimize the Funds’ counterparty risks by performing reviews of each counterparty and by minimizing concentration of counterparty risk by undertaking transactions with multiple customers and counterparties on recognized and reputable exchanges. Delivery of securities sold is only made once the Funds have received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

32	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12

AGIC Convertible & Income Funds Notes to Financial Statements

February 29, 2012

2. Principal Risk (continued)

The Funds are exposed to risks associated with leverage. Leverage causes the value of the Funds’ shares to be more volatile than if the Funds did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Funds’ portfolio securities. The Funds may engage in transactions or purchase instruments that give rise to forms of leverage. In addition, to the extent the Funds employ leverage, interest costs may not be recovered by any appreciation of the securities purchased with the leverage proceeds and could exceed the Funds’ investment returns, resulting in greater losses.

The Funds held synthetic convertible securities with Lehman Brothers entities as counterparty at the time the relevant Lehman Brothers entity filed for protection or was placed in administration. On April 8, 2011, the Funds sold these synthetic convertible securities.

3. Investment Manager/Sub-Adviser

Each Fund has an Investment Management Agreement (each an “Agreement”) with the Investment Manager. Subject to the supervision of the Funds’ Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the Funds’ investment activities, business affairs and administrative matters. Pursuant to each Agreement, the Investment Manager receives an annual fee, payable monthly, at the annual rate of 0.70% of each Fund’s average daily total managed assets. Total managed assets refer to the total assets of each Fund (including assets attributable to any Preferred Shares or other forms of leverage that may be outstanding) minus accrued liabilities (other than liabilities representing leverage).

The Investment Manager has retained the Sub-Adviser to manage the Funds’ investments. Subject to the supervision of the Investment Manager, the Sub-Adviser is responsible for making all of the Funds’ investment decisions. The Investment Manager, and not the Funds, pays a portion of the fees it receives as Investment Manager to the Sub-Adviser in return for its services.

4. Investment in Securities

For the year ended February 29, 2012, purchases and sales of investments, other than short-term securities were as follows:

	Purchases	Sales
Convertible & Income	$329,415,893	$335,396,127
Convertible & Income II	242,128,017	249,020,709

5. Income Tax Information

The tax character of dividends paid were:

	Year ended February 29, 2012	Year ended February 28, 2011
	Ordinary Income	Ordinary Income
Convertible & Income	$85,006,198	$93,561,577
Convertible & Income II	63,837,491	71,852,345

2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	33

AGIC Convertible & Income Funds Notes to Financial Statements

February 29, 2012

5. Income Tax Information (continued)

At February 29, 2012, the components of distributable earnings were as follows:

	Ordinary Income	Capital Loss Carryforward(1)	Post-October Capital Loss(2)
			Short-Term	Long-Term
Convertible & Income	$1,758,846	$434,368,678	$3,981,562	$3,035,706
Convertible & Income II	1,433,257	400,740,283	2,303,299	2,807,394

(1)	Capital loss carryforwards available as a reduction, to the extent provided in the regulations, of any future net realized gains. To the extent that these losses are used to offset future realized capital gains, such gains will not be disbursed.
(2)	Capital losses realized during the period November 1, 2011 through February 29, 2012 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

Under the recently enacted Regulated Investment Company Modernization Act of 2010 (the “Act”), the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses.

At February 29, 2012, the Funds had capital loss carryforward amounts as follows:

	Year of Expiration			No Expiration(3)
	2016	2017	2018	Short-Term	Long-Term
Convertible & Income	$1,183,341	$131,342,119	$257,800,431	$2,065,168	$41,977,619
Convertible & Income II	3,821,101	130,798,418	227,668,297	1,675,683	36,776,784

(3)	Carryforward amounts are subject to the provisions of the Act.

For the year ended February 29, 2012, permanent “book tax” adjustments were as follows:

	Dividends in Excess of Net Investment Income	Accumulated Net Realized Loss
Convertible & Income(a)(b)(c)(d)	$4,702,411	$(4,702,411)
Convertible & Income II(a)(b)(c)(d)	3,345,957	(3,345,957)

These permanent “book-tax” differences were primarily attributable to:

(a) Treatment of bond premium amortization

(b) Convertible preferred securities

(c) Consent payments

(d) Treatment of investments in Real Estate Investment Trusts (“REITS”)

Net investment income, net realized gains or losses and net assets were not affected by these adjustments.

At February 29, 2012, the aggregate cost basis and the net unrealized appreciation of investments for federal income tax purposes were as follows:

	Federal Tax Cost Basis(4)	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Convertible & Income	$967,714,245	$81,608,525	$(46,270,103)	$35,338,422
Convertible & Income II	734,940,586	63,398,391	(36,632,554)	26,765,837

(4)	The difference between book and tax cost basis is attributable to wash sale loss deferrals, REITS and the differing treatment of bond premium amortization and convertible securities.

34	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12

AGIC Convertible & Income Funds Notes to Financial Statements

February 29, 2012

6. Auction-Rate Preferred Shares

Convertible & Income has 2,856 shares of Preferred Shares Series A, 2,856 shares of Preferred Shares Series B, 2,856 shares of Preferred Shares Series C, 2,856 shares of Preferred Shares Series D and 2,856 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Convertible & Income II has 2,192 shares of Preferred Shares Series A, 2,192 shares of Preferred Shares Series B, 2,192 shares of Preferred Shares Series C, 2,192 shares of Preferred Shares Series D and 2,192 shares of Preferred Shares Series E outstanding, each with a liquidation preference of $25,000 per share plus any accumulated, unpaid dividends.

Dividends are accumulated daily at an annual rate (typically re-set every seven days) through auction procedures (or through default procedures in the event of failed auctions). Distributions of net realized capital gains, if any, are paid annually.

For the year ended February 29, 2012, the annualized dividend rates for the Funds ranged from:

	High	Low	At February 29, 2012
Series A	0.225%	0.030%	0.075%
Series B	0.240%	0.030%	0.030%
Series C	0.225%	0.045%	0.060%
Series D	0.240%	0.030%	0.030%
Series E	0.240%	0.030%	0.075%

The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring or paying any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation preference plus any accumulated, unpaid dividends.

Preferred shareholders, who are entitled to one vote per share, generally vote together with the common shareholders but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.

Since mid-February 2008, holders of auction-rate preferred shares (“ARPS”) issued by the Funds have been directly impacted by an unprecedented lack of liquidity, which has similarly affected ARPS holders in many of the nation’s closed-end funds. Since then, regularly scheduled auctions for ARPS issued by the Funds have consistently “failed” because of insufficient demand (bids to buy shares) to meet the supply (shares offered for sale) at each auction. In a failed auction, ARPS holders cannot sell all, and may not be able to sell any, of their shares tendered for sale. While repeated auction failures have affected the liquidity for ARPS, they do not constitute a default or automatically alter the credit quality of the ARPS, and ARPS holders have continued to receive dividends at the defined “maximum rate”, equal to the 7-day “AA” Composite Commercial Paper Rate multiplied by 150%, depending on the credit rating of the ARPS (which is a function of short-term interest rates and typically higher than the rate that would have otherwise been set through a successful auction). If the Funds’ ARPS auctions continue to fail and the “maximum rate” payable on the ARPS rises as a result of changes in short-term interest rates, returns for the Funds’ common shareholders could be adversely affected.

See Note “7. Legal Proceedings” for a discussion of shareholder demand letters received by the Funds and certain other closed end funds managed by the Investment Manager.

2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	35

AGIC Convertible & Income Funds Notes to Financial Statements

February 29, 2012

7. Legal Proceedings

Beginning in May 2010, several closed-end funds managed by the Investment Manager, including the Funds, each received a demand letter from a law firm on behalf of certain common shareholders. The demand letters alleged that the Investment Manager and certain officers and trustees of the funds breached their fiduciary duties in connection with the redemption at par of a portion of the funds’ ARPS and demanded that the boards of trustees take certain action to remedy those alleged breaches. After conducting an investigation in August 2010, the independent trustees of the Funds rejected the demands made in the demand letters.

The Investment Manager and the Sub-Adviser believe that this matter is not likely to have a material adverse effect on the Funds or their ability to perform their respective investment advisory activities relating to the Funds.

8. Subsequent Events

On March 1, 2012 the following monthly dividends were declared to common shareholders, payable April 2, 2012 to shareholders of record on March 12, 2012:

Convertible & Income	$0.09 per common share
Convertible & Income II	$0.085 per common share

On April 2, 2012 the following monthly dividends were declared to common shareholders, payable May 1, 2012 to shareholders of record on April 12, 2012:

Convertible & Income	$0.09 per common share
Convertible & Income II	$0.085 per common share

There were no other subsequent events that require recognition or disclosure. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

36	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12

AGIC Convertible & Income Fund Financial Highlights

For a common share outstanding throughout each year:

	Year ended
	February 29, 2012	February 28, 2011	February 28, 2010	February 28, 2009		February 29, 2008
Net asset value, beginning of year	$9.76	$8.80	$4.80	$12.52		$14.84
Investment Operations:
Net investment income	1.07	1.20	1.07	1.56		1.62
Net realized and change in unrealized gain (loss) on investments and interest rate caps	(1.04)	1.02	4.02	(7.75)		(2.05)
Total from investment operations	0.03	2.22	5.09	(6.19)		(0.43)
Dividends on Preferred Shares from Net investment income	(0.01)	(0.01)	(0.01)	(0.17)		(0.39)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	0.02	2.21	5.08	(6.36)		(0.82)
Dividends to Common Shareholders from Net investment income	(1.13)	(1.25)	(1.08)	(1.36)		(1.50)
Net asset value, end of year	$8.65	$9.76	$8.80	$4.80		$12.52
Market price, end of year	$9.70	$11.00	$9.39	$4.05		$12.50
Total Investment Return (1)	(0.15)%	33.53%	166.37%	(61.55)%		(13.63)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$653,381	$727,229	$644,408	$348,544		$895,043
Ratio of expenses to average net assets (2)	1.28%	1.27%	1.39%	1.56	%(3)	1.26%
Ratio of net investment income to average net assets (2)	12.32%	13.25%	14.21%	16.87%		11.26%
Preferred shares asset coverage per share	$70,755	$75,925	$70,125	$49,406		$67,626
Portfolio turnover rate	33%	52%	58%	62%		33%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Ratio of expenses to average net assets of common shareholders, excluding excise tax expense was 1.53% for the year ended February 28, 2009.

See accompanying Notes to Financial Statements	2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	37

AGIC Convertible & Income Fund II Financial Highlights

For a common share outstanding throughout each year:

	Year ended
	February 29, 2012		February 28, 2011	February 28, 2010	February 28, 2009		February 29, 2008
Net asset value, beginning of year	$8.89		$8.02	$4.39	$12.38		$14.91
Investment Operations:
Net investment income	0.97		1.09	0.98	1.55		1.70
Net realized and change in unrealized gain (loss) on investments and interest rate caps	(0.98)		0.95	3.80	(8.05)		(2.17)
Total from investment operations	(0.01)		2.04	4.78	(6.50)		(0.47)
Dividends on Preferred Shares from Net investment income	(0.00	)(4)	(0.01)	(0.01)	(0.20)		(0.45)
Net increase (decrease) in net assets applicable to common shareholders resulting from investment operations	(0.01)		2.03	4.77	(6.70)		(0.92)
Dividends to Common Shareholders from Net investment income	(1.02)		(1.16)	(1.14)	(1.29)		(1.61)
Net asset value, end of year	$7.86		$8.89	$8.02	$4.39		$12.38
Market price, end of year	$8.84		$10.21	$8.76	$3.73		$12.09
Total Investment Return (1)	(2.27)%		32.85%	174.62%	(63.34)%		(12.08)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, applicable to common shareholders, end of year (000s)	$493,139		$549,130	$487,130	$263,220		$753,359
Ratio of expenses to average net assets (2)	1.31%		1.29%	1.42%	1.71	%(3)	1.35	%(3)
Ratio of net investment income to average net assets (2)	12.39%		13.20%	14.20%	17.26%		11.75%
Preferred shares asset coverage per share	$69,994		$75,102	$69,445	$49,015		$61,410
Portfolio turnover rate	32%		54%	58%	57%		34%

(1)	Total investment return is calculated assuming a purchase of a common share at the market price on the first day and a sale of a common share at the market price on the last day of each year reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges in connection with the purchase or sale of Fund shares.
(2)	Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3)	Ratio of expenses to average net assets of common shareholders, excluding excise tax expense was 1.63% for the year ended February 28, 2009 and 1.34% for the year ended February 29, 2008.
(4)	Less than $(0.01) per common share.

38	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12	See accompanying Notes to Financial Statements

AGIC Convertible & Income Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

AGIC Convertible & Income Fund

AGIC Convertible & Income Fund II

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets applicable to common shareholders and the financial highlights present fairly, in all material respects, the financial position of the AGIC Convertible & Income Fund and AGIC Convertible & Income Fund II (the “Funds”) at February 29, 2012, the results of each of their operations for the year then ended, changes in each of their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2012 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 24, 2012

2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	39

AGIC Convertible & Income Funds

Tax Information (unaudited)

Subchapter M of the Internal Revenue Code of 1986, as amended, requires the Funds to advise shareholders within 60 days of the Funds’ tax year ended February 29, 2012 as to the federal tax status of dividends and distributions received by shareholders during such tax year.

Pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003, the Funds designate the following percentages of ordinary dividends paid (or the maximum amount allowable) during the fiscal year ended February 29, 2012, as qualified dividend income:

Convertible & Income	17.31%
Convertible & Income II	17.59%

The Funds designate the following percentages of ordinary dividends paid (or the maximum amount allowable) during the fiscal year ended February 29, 2012, as qualifying for the dividend received deduction:

Convertible & Income	15.09%
Convertible & Income II	15.36%

Since the Funds’ tax year is not the calendar year, another notification will be sent with respect to calendar year 2012. In January 2013, shareholders will be advised on IRS Form 1099 DIV as to the federal tax status of dividends and distributions received during calendar 2012. The amount that will be reported will be the amount to use on the shareholders’ 2012 federal income tax return and may differ from the amount which must be reported in connection with the Funds’ tax year ended February 29, 2012. Shareholders are advised to consult their tax advisers as to the federal, state and local tax status of the dividend income received from the Funds.

40	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12

AGIC Convertible & Income Funds

Annual Shareholder Meeting Results/Changes to Board of Trustees/Proxy Voting Policies & Procedures (unaudited)

Annual Shareholder Meeting Results:

The Funds held their joint annual meeting of shareholders on July 20, 2011. Common/Preferred shareholders voted as indicated below:

Convertible & Income:	Affirmative	Withheld Authority
Election of Bradford K. Gallagher – Class II to serve until 2014	64,571,286	1,871,232
Re-election of James A. Jacobson* – Class II to serve until 2014	10,470	98
Election of Deborah A. DeCotis – Class III to serve until 2012	64,542,220	1,900,298

Convertible & Income II:	Affirmative	Withheld Authority
Election of Bradford K. Gallagher – Class II to serve until 2014	51,676,124	1,269,719
Re-election of James A. Jacobson* – Class II to serve until 2014	7,924	82
Election of Deborah A. DeCotis – Class II to serve until 2014	51,671,466	1,274,377

The other members of the Funds’ Board of Trustees at the time of the meeting, namely Messrs. Hans W. Kertess, John C. Maney†, William B. Ogden, IV and Alan Rappaport* continued to serve as Trustees of the Funds.

*	Preferred Shares Trustee
†	Interested Trustee

Changes to Board of Trustees:

Effective March 7, 2011, the Funds’ Board of Trustees appointed Deborah A. DeCotis as a Class III Trustee of Convertible & Income and a Class II Trustee of Convertible & Income II to serve until 2011.

Paul Belica retired from the Funds’ Board of Trustees on December 31, 2011.

Proxy Voting Policies & Procedures:

A description of the policies and procedures that the Funds have adopted to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 is available (i) without charge, upon request, by calling the Funds’ shareholder servicing agent at (800) 254-5197; (ii) on the Funds’ website at www.allianzinvestors.com/closedendfunds ; and (iii) on the Securities and Exchange Commission’s website at www.sec.gov.

2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	41

AGIC Convertible & Income Funds

A Note Regarding Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements (unaudited)

Reference is made to the section of the Funds’ August 31, 2011 Semi-Annual Report (the “August Semi-Annual Report”) entitled “Matters Relating to the Trustees’ Consideration of the Investment Management & Portfolio Management Agreements,” which discussed the material factors and conclusions that formed the basis for the Boards’ approval, at their June 14-15, 2011 in-person meetings (the “June 2011 contract review meeting”), of the continuance of the Funds’ Management Agreements with the Investment Manager (the “Advisory Agreements”) and Portfolio Management Agreements between the Investment Manager and the Sub-Advisers (the “Sub-Advisory Agreements”) for a one-year period commencing July 1, 2011.

Subsequent to the date of the June 2011 contract review meeting, it was discovered that there were certain inaccuracies in the information provided to the Boards by Morningstar Associates LLC (“Morningstar”) with respect to the performance and/or expense figures shown for the Funds and their related rankings among peer group funds. In consultation with the Investment Manager, Morningstar produced a revised version of the information correcting the identified inaccuracies, which was provided to the Trustees for their consideration at a meeting held on December 13-14, 2011.

In considering the revised information, the Trustees noted, among other differences, that the following information from the revised Morningstar materials differed from information summarized in the August Semi-Annual Report as having been considered by the Trustees at the June 2011 contract review meeting:

Convertible & Income

The Fund actually ranked fifth, rather than sixth, out of sixteen funds in the expense peer group for total net expense ratio based on common share assets and fourth, rather than second, out of sixteen funds in the expense peer group for total net expense ratio based on common and leveraged assets combined. The Fund actually ranked fifth out of sixteen funds, rather than fourth out of fifteen funds, in actual management fees.

With respect to Fund performance (based on net asset value) the Fund actually ranked third out of seventeen funds, rather than second out of sixteen funds; fifth out of seventeen funds, rather than fourth out of sixteen funds, and sixth out of fifteen funds, rather than fifth out of fourteen funds, for the one year, three-year and five-year periods ended February 28, 2011, respectively.

Convertible & Income II

The Fund actually ranked seventh, rather than eighth, out of sixteen funds in the expense peer group for total net expense ratio based on common share assets and fourth, rather than second, out of sixteen funds for the total net expense ratio based on common and leveraged assets combined. The Fund actually ranked fifth out of sixteen funds, rather than fourth out of fifteen funds in actual management fees.

With respect to Fund performance (based on net asset value) the Fund actually ranked second out of seventeen, rather than sixteen funds, eighth out of seventeen funds, rather than seventh out of sixteen funds, and ninth out of fifteen funds, rather than eighth out of fourteen funds for the one year, three-year and five-year periods ended February 28, 2011, respectively.

After considering the revised Morningstar information and taking into account the other information and factors considered as part of the June 2011 contract review meeting, the Trustees, including the non-interested Trustees, determined at their December 2011 meeting that the revised Morningstar information, if it had been considered at the time of the June 2011 contract review meeting, would not have changed their determination to approve the continuance of the Funds’ Advisory Agreements and Sub-Advisory Agreements for a one-year period commencing July 1, 2011, as specified in the August Semi-Annual Report.

42	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12

AGIC Convertible & Income Funds

Privacy Policy (unaudited)

Our Commitment to You

We consider customer privacy to be a fundamental aspect of our relationship with shareholders and are committed to maintaining the confidentiality, integrity, and security of our current, prospective and former shareholders’ personal information. To ensure our shareholders’ privacy, we have developed policies that are designed to protect this confidentiality, while allowing shareholders’ needs to be served.

Obtaining Personal Information

In the course of providing shareholders with products and services, we may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial adviser or consultant, and/or from information captured on our internet web sites.

Respecting Your Privacy

As a matter of policy, we do not disclose any personal or account information provided by shareholders or gathered by us to non-affiliated third parties, except as required for everyday business purposes, such as to process transactions or service a shareholder’s account, or as otherwise permitted by law. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, and gathering shareholder proxies. We may also retain non-affiliated financial services providers, such as broker-dealers, to market our shares and products and we may enter in joint-marketing agreements with them and other financial companies. We may also retain marketing and research service firms to conduct research on shareholder satisfaction. These companies may have access to a shareholder’s personal and account information, but are permitted to use the information solely to provide the specific service or as otherwise permitted by law. We may also provide a shareholder’s personal and account information to their respective brokerage or financial advisory firm, Custodian, and/or to their financial adviser or consultant.

Sharing Information with Third Parties

We reserve the right to disclose or report personal information to non-affiliated third parties, in limited circumstances, where we believe in good faith that disclosure is required under law to cooperate with regulators or law enforcement authorities, to protect our rights or property or upon reasonable request by any Fund in which a shareholder has chosen to invest. In addition, we may disclose information about a shareholder or shareholder’s accounts to a non-affiliated third party only if we receive a shareholder’s written request or consent.

Sharing Information with Affiliates

We may share shareholder information with our affiliates in connection with our affiliates’ everyday business purposes, such as servicing a shareholder’s account, but our affiliates may not use this information to market products and services to you except in conformance with applicable laws or regulations. The information we share includes information about our experiences and transactions with a shareholder and may include, for example, shareholder’s participation in one of the Funds or in other investment programs, a shareholder’s ownership of certain types of accounts (such as IRAs), or other data about a shareholder’s transactions or accounts. Our affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

Procedures to Safeguard Private Information

We take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, we have also implemented procedures that are designed to restrict access to a shareholder’s non-public personal information only to internal personnel who need to know that information in order to provide products or services to such shareholders. In addition, we have physical, electronic and procedural safeguards in place to guard a shareholder’s non-public personal information.

Disposal of Confidential Records

We will dispose of records, if any, that are knowingly derived from data received from a consumer reporting agency regarding a shareholder that is an individual in a manner that ensures the confidentiality of the data is maintained. Such records include, among other things, copies of consumer reports and notes of conversations with individuals at consumer agencies.

2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	43

AGIC Convertible & Income Funds

Dividend Reinvestment Plan (unaudited)

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. BNY Mellon Investment Servicing (US) Inc. (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation. Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of the applicable Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent.

Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.bnymellon.com/shareowner/equityaccess, by calling (800) 254-5197, by writing to the Plan Agent, BNY Mellon Investment Servicing (US) Inc., at P.O. Box 358035, Pittsburgh, PA 15252-8035, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to the Funds’ next distribution if received by the Plan Agent at least ten (10) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Funds’ next distribution and will apply to the Funds’ next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan. For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from the Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of the Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common share plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common share on the distribution payment date). No interest will be paid on distributions awaiting reinvestment.

Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date. The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with the Funds’ then current policies.

Fees and expenses. No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although the Funds reserve the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

44	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12

AGIC Convertible & Income Funds

Dividend Reinvestment Plan (continued) (unaudited)

Shares held through nominees. If your common shares are held through a broker, bank or other nominee (together, a “nominee”) and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all or a portion of your shares re-registered with the Plan Agent in your name so that you may be enrolled as a participant in the Plan. Please contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences. Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions.

The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035; telephone number: (800) 254-5197; web site: www.bnymellon.com/shareowner/ equityaccess.

2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	45

AGIC Convertible & Income Funds

Board of Trustees (unaudited)

Name, Date of Birth, Position(s) Held with

Funds, Length of Service, Other Trusteeships/

Directorships Held by Trustee; Number of

Portfolios in Fund Complex/Outside Fund

Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:
The address of each trustee is 1633 Broadway, New York, NY 10019.

Hans W. Kertess

Date of Birth: 7/12/39

Chairman of the Board of Trustees since: 2007

Trustee since: 2004 - NCV/ 2003 - NCZ

Term of office: Expected to stand for re-election at 2013 - NCV/ 2012 - NCZ annual meeting of shareholders.

Trustee/Director of 57 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets.

Deborah A. DeCotis

Date of Birth: 11/13/52

Trustee since: 2011

Term of office: Expected to stand for re-election at 2012–NCV/2014-NCZ annual meeting of shareholders.

Trustee/Director of 57 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Director, Helena Rubenstein Foundation (since 1997); Co-Chair Special Projects Committee, Memorial Sloan Kettering (since 2005); Board Member and Member of the Investment and Finance Committees, Henry Street Settlement (since 2007); Trustee, Stanford University (since 2010). Formerly, Advisory Council, Stanford Business School (2002-2008) and Director, Armor Holdings, a manufacturing company (2002-2007).

Bradford K. Gallagher

Date of Birth: 2/28/44

Trustee since: 2010

Term of office: Expected to stand for re-election at 2014 annual meeting of shareholders.

Trustee/Director of 57 funds in Fund Complex

Trustee/Director of no funds outside of Fund Complex

Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010) and Trustee of Nicholas- Applegate Institutional Funds (2007-2010)

Partner, New Technology Ventures Capital Management LLC, a venture capital fund (since 2011); Chairman and Trustee, Atlantic Maritime Heritage Foundation (since 2007); Trustee, The Common Fund (since 2005); Founder, Spyglass Investments LLC, a private investment vehicle (since 2001); and Founder, President and CEO of Cypress Holding Company and Cypress Tree Investment Management Company (since 1995).

James A. Jacobson

Date of Birth: 2/3/45

Trustee since: 2009

Term of office: Expected to stand for re-election at 2014 annual meeting of shareholders.

Trustee/Director of 57 funds in Fund Complex

Trustee/Director of 17 funds in Alpine Mutual Funds Complex

Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange.

46	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12

AGIC Convertible & Income Funds

Board of Trustees (continued) (unaudited)

Name, Date of Birth, Position(s) Held with

Funds, Length of Service, Other Trusteeships/

Directorships Held by Trustee; Number of

Portfolios in Fund Complex/Outside Fund

Complexes Currently Overseen by Trustee

Principal Occupation(s) During Past 5 Years:

William B. Ogden, IV

Date of Birth: 1/11/45

Trustee since: 2006

Term of office: Expected to stand for re-election at 2013 annual meeting of shareholders

Trustee/Director of 57 funds in Fund Complex;

Trustee/Director of no funds outside of Fund Complex

Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc.

Alan Rappaport

Date of Birth: 3/13/53

Trustee since: 2010

Term of office: Expected to stand for re-election at 2013 annual meeting of shareholders.

Trustee/Director of 57 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Vice Chairman, Roundtable Investment Partners (since 2009); Chairman (formerly President), Private Bank of Bank of America; Vice Chairman, US Trust (2001-2008); Trustee, American Museum of Natural History (since 2005) and Trustee, NYU Langone Medical Center (since 2007).

John C. Maney†

Date of Birth: 8/3/59

Trustee since: 2006

Term of office: Expected to stand for re-election at 2012 annual meeting of shareholders.

Trustee/Director of 80 funds in Fund Complex

Trustee/Director of no funds outside the Fund Complex

Management Board, Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Asset Management of America L.P. since January 2005 and also Chief Operating Officer of Allianz Asset Management of America L.P. since November 2006.

†	Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the 1940 Act, due to his positions set forth in the table above, among others with the Funds’ Investment Manager and various affiliated entities.

2.29.12	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	47

AGIC Convertible & Income Funds

Fund Officers (unaudited)

Name, Date of Birth, Position(s) Held with Fund.	Principal Occupation(s) During Past 5 Years:
Brian S. Shlissel Date of Birth: 11/14/64 President & Chief Executive Officer since: 2003	Management Board, Managing Director and Head of Mutual Fund Services, Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 27 funds in the Fund Complex; President of 53 funds in the Fund Complex; and Treasurer, Principal Financial and Accounting Officer of The Korea Fund, Inc. Formerly, Treasurer, Principal Financial and Accounting Officer of 50 funds in the Fund Complex.

Lawrence G. Altadonna Date of Birth: 3/10/66 Treasurer, Principal Financial and Accounting Officer since: 2003	Senior Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 80 funds in the Fund Complex; and Assistant Treasurer of The Korea Fund, Inc. Formerly, Assistant Treasurer of 50 Funds in the Fund Complex.

Thomas J. Fuccillo Date of Birth: 3/22/68 Vice President, Secretary & Chief Legal Officer since: 2004	Executive Vice President, Chief Legal Officer and Secretary, Allianz Global Investors Fund Management LLC; Executive Vice President, Allianz Asset Management of America L.P.; Vice President, Secretary and Chief Legal Officer of 80 funds in the Fund Complex; and Secretary and Chief Legal Officer of The Korea Fund, Inc.

Scott Whisten Date of Birth: 3/13/71 Assistant Treasurer since: 2007	Senior Vice President, Allianz Global Investors Fund Management LLC; and Assistant Treasurer of 80 funds in the Fund Complex.

Richard J. Cochran Date of Birth: 1/23/61 Assistant Treasurer since: 2008	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex and of The Korea Fund, Inc. Formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Orhan Dzemaili Date of Birth: 4/18/74 Assistant Treasurer since: 2011	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 80 funds in the Fund Complex.

Youse E. Guia Date of Birth: 9/3/72 Chief Compliance Officer since: 2004	Senior Vice President, Chief Compliance Officer, Allianz Asset Management of America L.P.; Chief Compliance Officer of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Lagan Srivastava Date of Birth: 9/20/77 Assistant Secretary since: 2006	Vice President of Allianz Asset Management of America L.P.; Assistant Secretary of 80 funds in the Fund Complex and of The Korea Fund, Inc.

Officers hold office at the pleasure of the Board and until their successors are appointed and qualified or until their earlier resignation or removal.

48	AGIC Convertible & Income Fund/AGIC Convertible & Income Fund II Annual Report	2.29.12

Trustees	Fund Officers
Hans W. Kertess Chairman of the Board of Trustees Deborah A. DeCotis Bradford K. Gallagher James A. Jacobson John C. Maney William B. Ogden, IV Alan Rappaport

Brian S. Shlissel
President & Chief Executive Officer

Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Thomas J. Fuccillo
Vice President, Secretary & Chief Legal Officer

Scott Whisten
Assistant Treasurer

Richard J. Cochran
Assistant Treasurer

Orhan Dzemaili
Assistant Treasurer

Youse E. Guia
Chief Compliance Officer

Lagan Srivastava
Assistant Secretary

Investment Manager

Allianz Global Investors Fund Management LLC

1633 Broadway

New York, NY 10019

Sub-Adviser

Allianz Global Investors Capital LLC

600 West Broadway, 30th Floor

San Diego, CA 92101

Custodian & Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Transfer Agent, Dividend Paying Agent and Registrar

BNY Mellon

P.O. Box 43027

Providence, RI 02940-3027

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, NY 10017

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

This report, including the financial information herein, is transmitted to the shareholders of AGIC Convertible & Income Fund and AGIC Convertible & Income Fund II for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Funds or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Funds may purchase their common shares in the open market.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of their fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The information on Form N-Q is also available on the Funds’ website at www.allianzinvestors.com/closedendfunds.

Information on the Funds is available at www.allianzinvestors.com/closedendfunds or by calling the Funds’ shareholder servicing agent at (800) 254-5197.

Receive this report electronically and eliminate paper mailings. To enroll, go to www.allianzinvestors.com/edelivery.

AZ603AR_022912

AGI-2012-02-28-3028

ITEM 2. CODE OF ETHICS

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies — Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-331-1710. The code of ethics is included as an Exhibit 99.CODEETH hereto.

(b)	During the period covered by this report, there were no amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s Board has determined that Mr. James A. Jacobson, a member of the Board’s Audit Oversight Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

a)	Audit fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $54,000 in 2011 and $55,890 in 2012.

b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit registrant’s financial statements and are not reported under paragraph (e) of this Item were $16,000 in 2011 and $16,000 in 2012. These services consist of accounting consultations, agreed upon procedure reports (inclusive of annual review of basic maintenance testing associated with the Preferred Shares), attestation reports and comfort letters.

c)	Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax service and tax planning (“Tax Services”) were $14,110 in 2011 and $14,410 in 2012. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns and calculation of excise tax distributions.

d)	All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor to the Registrant.

e)	1. Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of all audit and permissible non-audit services by the Auditor for the Registrant, as well as the Auditor’s engagements related directly to the operations and financial reporting of the Registrant. The Registrant’s policy is stated below.

AGIC Convertible & Income Fund II (The “Fund”)

AUDIT OVERSIGHT COMMITTEE POLICY FOR PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

The Fund’s Audit Oversight Committee (“Committee”) is charged with the oversight of the Funds’ financial reporting policies and practices and their internal controls. As part of this responsibility, the Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement by the independent accountants, the Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

a review of the nature of the professional services expected to provided,

the fees to be charged in connection with the services expected to be provided,

a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

POLICY FOR AUDIT AND NON-AUDIT SERVICES TO BE PROVIDED TO THE FUNDS

On an annual basis, the Fund’s Committee will review and pre-approve the scope of the audits of the Funds and proposed audit fees and permitted non-audit (including audit-related) services that may be performed by the Fund’s independent accountants. At least annually, the Committee will receive a report of all audit and non-audit services that were rendered in the previous calendar year pursuant to this Policy. In addition to the Committee’s pre-approval of services pursuant to this Policy, the engagement of the independent accounting firm for any permitted non-audit service provided to the Fund will also require the separate written pre-approval of the President of the Fund, who will confirm, independently, that the accounting firm’s engagement will not adversely affect the firm’s independence. All non-audit services performed by the independent accounting firm will be disclosed, as required, in filings with the Securities and Exchange Commission.

AUDIT SERVICES

The categories of audit services and related fees to be reviewed and pre-approved annually by the Committee are:

Annual Fund financial statement audits

Seed audits (related to new product filings, as required)

SEC and regulatory filings and consents

Semiannual financial statement reviews

AUDIT-RELATED SERVICES

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Accounting consultations

Fund merger support services

Agreed upon procedure reports (inclusive of the annual review of Basic Maintenance testing associated with issuance of Preferred Shares)

Other attestation reports

Comfort letters

Other internal control reports

Individual audit-related services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chair (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

TAX SERVICES

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants and services falling under one of these categories will be pre-approved by the Committee on an annual basis if the Committee deems those services to be consistent with the accounting firm’s independence:

Tax compliance services related to the filing or amendment of the following:

Federal, state and local income tax compliance; and, sales and use tax compliance

Timely RIC qualification reviews

Tax distribution analysis and planning

Tax authority examination services

Tax appeals support services

Accounting methods studies

Fund merger support service

Other tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Committee as part of the annual pre-approval process described above, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting.

PROSCRIBED SERVICES

The Fund’s independent accountants will not render services in the following categories of non-audit services:

Bookkeeping or other services related to the accounting records or financial statements of the Funds Financial information systems design and implementation

Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

Actuarial services

Internal audit outsourcing services

Management functions or human resources

Broker or dealer, investment adviser or investment banking services

Legal services and expert services unrelated to the audit Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO OTHER ENTITIES WITHIN THE FUND COMPLEX

The Committee will pre-approve annually any permitted non-audit services to be provided to Allianz Global Investors Fund Management LLC (Formerly, PA Fund Management LLC) or any other investment manager to the Funds (but not including any sub-adviser whose role is primarily portfolio management and is sub-contracted by the investment manager) (the “Investment Manager”) and any entity controlling, controlled by, or under common control with the Investment Manager that provides ongoing services to the Fund (including affiliated sub-advisers to the Fund), provided, in each case, that the engagement relates directly to the operations and financial reporting of the Fund (such entities, including the Investment Manager, shall be referred to herein as the “Accounting Affiliates”). Individual projects that are not presented to the Committee as part of the annual pre-approval process, may be pre-approved, if deemed consistent with the accounting firm’s independence, by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $250,000. Any such pre-approval shall be reported to the full Committee at its next regularly scheduled meeting. Although the Committee will not pre-approve all services provided to the Investment Manager and its affiliates, the Committee will receive an annual report from the Funds’ independent accounting firm showing the aggregate fees for all services provided to the Investment Manager and its affiliates.

DE MINIMUS EXCEPTION TO REQUIREMENT OF PRE-APPROVAL OF NON-AUDIT SERVICES

With respect to the provision of permitted non-audit services to a Fund or Accounting Affiliates, the pre-approval requirement is waived if:

(1)	The aggregate amount of all such permitted non-audit services provided constitutes no more than (i) with respect to such services provided to the Fund, five percent (5%) of the total amount of revenues paid by the Fund to its independent accountant during the fiscal year in which the services are provided, and (ii) with respect to such services provided to Accounting Affiliates, five percent (5%) of the total amount of revenues paid to the Fund’s independent accountant by the Fund and the Accounting Affiliates during the fiscal year in which the services are provided;

(2)	Such services were not recognized by the Fund at the time of the engagement for such services to be non-audit services; and

(3)	Such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by the Committee Chairman (or any other Committee member who is a disinterested trustee under the Investment Company Act to whom this Committee Chairman or other delegate shall be reported to the full Committee at its next regularly scheduled meeting.

e)	2. No services were approved pursuant to the procedures contained in paragraph (C) (7) (i) (C) of Rule 2-01 of Registration S-X.

f)	Not applicable

g)	Non-audit fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Adviser, for the 2011 Reporting Period was $2,712,320 and for the 2012 Reporting Period was $3,134,739.

h)	Auditor Independence. The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Adviser which were not pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANT

The Fund has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Fund is comprised of Hans W. Kertess, Alan Rappaport, William B. Ogden, IV, James A. Jacobson, Bradford K. Gallagher and Deborah A. DeCortis.

ITEM 6. INVESTMENTS

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

AGIC Convertible & Income Fund (NCV)

AGIC Convertible & Income Fund II (NCZ)

(each a “Trust”)

PROXY VOTING POLICY

1.	It is the policy of each Trust that proxies should be voted in the interest of its shareholders, as determined by those who are in the best position to make this determination. Each Trust believes that the firms and/or persons purchasing and selling securities for the Trust and analyzing the performance of the Trust’s securities are in the best position and have the information necessary to vote proxies in the best interests of the Trust and its shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the Trust, on the other. Accordingly, each Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the Trust.

2.	Each Trust delegates the responsibility for voting proxies to Allianz Global Investors Fund Management LLC (“AGIFM”), which will in turn delegate such responsibility to the sub-adviser of the particular Trust. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. A summary of the detailed proxy voting policies of the Trusts’ current sub-adviser is set forth in Appendix B attached hereto. Such summary may be revised from time to time to reflect changes to the sub-adviser’s detailed proxy voting policies.

3.	The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and the sub-adviser of each Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the applicable Board of each Trust promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trusts’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trusts’ Chief Compliance Officer.

6.	This Proxy Voting Policy Statement, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of the sub-adviser of the Trust with proxy voting authority and how the Trust voted proxies relating to portfolio securities held during the most recent twelve month period ending June 30, shall be made available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Trust’s website at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the Trusts’ Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and a summary of the detailed proxy voting policies of the sub-adviser with proxy voting authority shall also be included in the Trusts’ Registration Statements or Form N-CSR filings.

Appendix A

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1.	It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2.	AGIFM, for each fund for which it acts as investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund.

3.	The party voting proxies (e.g., the sub-adviser) vote the proxies in accordance with their proxy voting policies and, to the extent consistent with their policies, may rely on information and/or recommendations supplied by others.

4.	AGIFM and each sub-adviser of a fund will deliver a copy of their respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5.	The party voting the proxy will: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 18 of Form N-2 and Item 7 of Form N-CSR; and (ii) will provide additional information as may be requested, from time to time, by the funds’ respective boards or chief compliance officers.

6.	Summaries of the proxy voting policies for AGIFM and each sub-adviser of a fund advised by AGIFM and how each fund voted proxies relating to portfolio securities held during the most recent twelve month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-254-5197; (ii) on the Allianz Global Investors Distributors Web site at www.allianzinvestors.com; and (iii) on the Securities and Exchange Commission’s (“SEC’s”) website at http://www.sec.gov. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, summaries of the detailed proxy voting policies of AGIFM, each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the Registration Statement or Form N-CSR filings for the relevant fund.

.

Appendix B

Allianz Global Investors Capital (“AGI Capital”)

Description of Proxy Voting Policy and Procedures

AGI Capital typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, AGI Capital seeks to make voting decisions solely in the best interests of its clients and to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

AGI Capital has adopted written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that the firm is voting in the best interest of its clients. The Proxy Guidelines reflect AGI Capital’s general voting positions on specific corporate governance issues and corporate actions. AGI Capital has retained an independent third party service provider (the “Proxy Provider”) to assist in the proxy voting process by implementing the votes in accordance with the Proxy Guidelines as well as assisting in the administrative process. In certain circumstances, a client may request in writing that AGI Capital vote proxies for its account in accordance with a set of guidelines which differs from the Proxy Guidelines. In that case, AGI Capital will vote the shares held by such client accounts in accordance with their direction which may be different from the vote cast for shares held on behalf of other client accounts that vote in accordance with the Proxy Guidelines.

AGI Capital will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions. Certain countries require the freezing of shares for trading purposes at the custodian/sub-custodian bank level in order to vote proxies to ensure that shareholders voting at meetings continue to hold the shares through the actual shareholder meeting. However, because AGI Capital cannot anticipate every proxy proposal that may arise (including a proxy proposal that an analyst and/or portfolio manager believes has the potential to significantly affect the economic value of the underlying security, such as proxies relating to mergers and acquisitions), AGI Capital may, from time to time, instruct the Proxy Provider to cast a vote for a proxy proposal in a share blocked country.

The Proxy Guidelines also provide for oversight of the proxy voting process by a Proxy Committee. The Proxy Committee meets at a minimum on an annual basis and when necessary to address potential conflicts of interest. AGI Capital may have conflicts of interest that can affect how it votes its client’s proxies. In order to ensure that all material conflicts of interest are addressed appropriately while carrying out AGI Capital’s obligation to vote proxies, the Proxy Committee is responsible for developing a process to identify proxy voting issues that may raise conflicts of interest between AGI Capital and its clients and to resolve such issues. Any deviations from the Proxy Guidelines will be documented and maintained in accordance with Rule 204-2 under the Investment Advisers Act.

The Proxy Committee monitors the outsourcing of voting obligations to the Proxy Provider and AGI Capital’s proxy voting recordkeeping practices; adheres to a process for resolution of voting issues that require a case-by-case analysis; and, to the extent the Proxy Guidelines do not cover potential proxy voting issues, determines a process for voting such issues.

In accordance with the Proxy Guidelines, AGI Capital may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote a proxy. Upon receipt of a client’s written request, AGI Capital may also vote proxies for that client’s account in a particular manner that may differ from the Proxy Guidelines. In addition, AGI Capital may refrain from voting a proxy on behalf of its clients’ accounts due to de-minimis holdings, immaterial impact on the portfolio, items relating to non-U.S. issuers (such as those described below), non-discretionary holdings not covered by AGI Capital, timing issues related to the opening/closing of accounts, securities lending issues (see below), contractual arrangements with clients and/or their authorized delegate, the timing of receipt of information, or where circumstances beyond its control prevent it from voting.

These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on foreigner’s ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

If a client has decided to participate in a securities lending program, AGI Capital will defer to the client’s determination and not attempt to recall securities on loan solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in the marketplace. If the participating client requests, AGI Capital will use reasonable efforts to notify the client of proxy measures that AGI Capital deems material.

ITEM 8: PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES

(a)(1)

As of May 1, 2012, the following individuals constitute the team that has primary responsibility for the day-to-day implementation of the AGIC Convertible & Income Fund (NCV) and AGIC Convertible & Income Fund II (NCZ), with Mr. Forsyth serving as the lead portfolio manager:

Douglas G. Forsyth, CFA

Managing Director, Portfolio Manager

Doug Forsyth has portfolio manager and research responsibilities for the Income and Growth Strategies team and has been has been the lead portfolio manager since the Funds’ inception (March 2003 - NCV) and (July 2003 - NCZ) and oversees AGI Capital’s Income and Growth Strategies portfolio management and research teams. Prior to joining AGI Capital via a predecessor affiliate in 1994, Mr. Forsyth was a securities analyst at AEGON USA. Mr. Forsyth was previously a research assistant at The University of Iowa, where he earned his B.B.A. in finance. He has over twenty years of investment industry experience.

Justin Kass, CFA

Managing Director, Portfolio Manager

Justin Kass has portfolio manager and research responsibilities for the Income and Growth Strategies team and has been a co-portfolio manager since the Funds’ inception (March 2003 - NCV) and (July 2003 - NCZ) and joined AGI Capital via a predecessor affiliate in 2000 with responsibilities for portfolio management and research on the Income and Growth Strategies team. He was previously an analyst and intern on the team, adding significant depth to the proprietary Upgrade Alert Model. He earned his M.B.A. in finance from the UCLA Anderson School of Management and his B.S. from the University of California, Davis. He has over fourteen years of investment industry experience.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Funds managed by portfolio managers as of February 29, 2012 including accounts managed by a team, committee, or other group that includes the portfolio managers.

NCV

	Other Registered Investment Companies		Other Accounts		Other Pooled Investment Vehicles
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)
Douglas G. Forsyth	7	3,786	10	1,513	7	962	*
Justin Kass	7	3,786	10	1,513	7	962	*

*	Of these “Other Pooled Investment Vehicles,” two accounts totaling $338 million pay and advisory fee that is based in part on the performance of the accounts.

NCZ

	Other Registered Investment Companies		Other Accounts		Other Pooled Investment Vehicles
PM	#	AUM($million)	#	AUM($million)	#	AUM($million)
Douglas G. Forsyth	7	4,031	10	1,513	7	962*
Justin Kass	7	4,031	10	1,513	7	962*

*	Of these “Other Pooled Investment Vehicles,” two accounts totaling $338 million pay and advisory fee that is based in part on the performance of the accounts.

Like other investment professionals with multiple clients, a Portfolio Manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some conflicts faced by investment professionals at most major financial firms.

The Investment Adviser has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”) may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When the Investment Adviser considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Investment Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. The Investment Adviser considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. The Investment Adviser attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

“Cross trades,” in which one Investment Adviser account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest when cross trades are effected in a manner perceived to favor one client over another. For example, if the Investment Advisor crosses a trade between performance fee account and a fixed fee account that result in a benefit to the performance fee account and a detriment to the fixed fee account. The Investment Adviser has adopted compliance procedures that provide that all cross trades are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a Portfolio Manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a Portfolio Manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. The Investment Adviser maintains trading policies designed to provide portfolio managers an opportunity to minimize the effect that short sales in one portfolio may have on holdings in other portfolios.

A Portfolio Manager who is responsible for managing multiple accounts may devote unequal time and attention to the management of those accounts. As a result, the Portfolio Manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular Portfolio Manager have different investment strategies.

A Fund’s Portfolio Manager(s) may be able to select or influence the selection of the broker/dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide the Investment Adviser with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. In order to be assured of continuing to receive services considered of value to its clients, the Investment Adviser has adopted a brokerage allocation policy embodying the concepts of Section 28(e) of the Securities Exchange Act of 1934. The Investment Adviser allocates the payment of brokerage commissions is subject to the requirement that the Portfolio Manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund.

A Fund’s Portfolio Manager(s) may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s Portfolio Manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The Investment Adviser’s investment personnel, including each Fund’s Portfolio Manager, are subject to restrictions on engaging in personal securities transactions pursuant to the Allianz Global Investors of America L.P.’s Code of Ethics, which contain provisions and requirements designed to identify and address conflicts of interest between personal investment activities and the interests of the Funds. The Code of Ethics is designed to ensure that the personal securities transactions, activities and interests of the employees of the Investment Adviser will not interfere with (i) making decisions in the best interest of advisory clients (including the Funds) or (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

(a) (3)

As of February 29, 2012 the following explains the compensation structure of each individual who shares primary responsibility for day-to-day portfolio management of the Fund:

AGI Capital’s compensation plan is designed specifically to be aligned with the interests of our clients. We aim to provide rewards for exceptional investment performance and build an enduring firm with a long-term culture of shared success. To that end, in addition to competitive base salaries, we offer both short- and long-term incentive plans.

Compensation and Investment Performance

Short-term incentive pools for investment teams are annual discretionary bonuses funded by the firm’s revenue and allocated based on the performance of the strategies and the teams. The percentage allocated to an investment team is adjusted to reflect performance relative to the benchmark over a one-, three-, and five-year period (the timeframe may vary depending on the strategy). The team pools are then subjectively allocated to team members based on individual contributions to client accounts. This revenue sharing arrangement directly aligns compensation with investment performance.

Long-Term Incentive Plan

A Long-Term Incentive plan provides rewards to certain key staff and executives of Allianz Global Investors’ companies to promote long-term growth and profitability. The plan is based on the operating earnings growth of Allianz Global Investors in the, U.S. and globally. The plan has a three-year vesting schedule and is paid in cash upon vesting.

Overall, we believe that competitive compensation is essential to retaining top industry talent. With that in mind, we continually reevaluate our compensation policies against industry benchmarks. Our goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by independent firms including McLagan Partners.

(a)(4)

Unless otherwise noted, the following summarizes the dollar range of securities the portfolio manager for the Fund beneficially owned of the Fund that he managed as of February 29, 2012.

AGIC Convertible & Income Fund
PM Ownership
Douglas G. Forsyth	$100,001 - $500,000
Justin Kass	$10,001 -$50,000

AGIC Convertible & Income Fund II
PM Ownership
Douglas G. Forsyth	$0
Justin Kass	$0

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED COMPANIES

None.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The registrant’s President and Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Exhibit 99.CODE ETH - Code of Ethics

(a) (2) Exhibit 99.302 Cert. - Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

(a) (3) Not applicable

(b) Exhibit 99.906 Cert. - Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AGIC Convertible & Income Fund II

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	May 1, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	May 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President and Chief Executive Officer

Date:	May 1, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date:	May 1, 2012